                            SCHEDULE 14A INFORMATION
                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934
                                (Amendment No. )


Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[X] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                          Sparta Pharmaceuticals, Inc.
       .................................................................
                (Name of Registrant as Specified In Its Charter)


       .................................................................
                    (Name of Person(s) Filing Proxy Statement
                          if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]      No fee required.

[ ]      Fee computed on table below per Exchange Act Rules 14a-
         6(i)(4) and 0-11.

         1) Title of each class of securities to which transaction applies:

         ............................................................
         2) Aggregate number of securities to which transaction applies:

         ............................................................
         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

         ............................................................
         4) Proposed maximum aggregate value of transaction:

         ............................................................
         5) Total fee paid:

         ............................................................
[ ]      Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1) Amount Previously Paid:

         ..................................................
         2) Form, Schedule or Registration Statement No.:

         ..................................................
         3) Filing Party:

         ..................................................
         4) Date Filed:

         ..................................................

                                                                    May 15, 1997


Dear Stockholder,

         You are cordially invited to attend the 1997 Annual Meeting of Stockholders of Sparta Pharmaceuticals, Inc. (the "Company") to be held at 10:00 a.m. on Tuesday, June 17, 1997 at 111 Rock Road, Horsham, Pennsylvania.

         At the Annual Meeting, three persons will be elected to the Board of Directors. In addition, the Company will ask the stockholders to approve an increase in the aggregate number of shares for which stock rights may be granted or awarded under the Company's 1991 Stock Plan. The Company will also seek stockholder approval of a proposal to amend the Company's Certificate of Incorporation to increase the number of authorized shares of the Company's Common Stock and to ratify the selection of Arthur Andersen LLP as the Company's independent public accountants. The Board of Directors recommends the approval of each of these proposals. Such other business will be transacted as may properly come before the Annual Meeting.

         We hope you will be able to attend the Annual Meeting. Whether you plan to attend the Annual Meeting or not, it is important that your shares are represented. Therefore, you are urged promptly to complete, sign, date and return the enclosed proxy card in accordance with the instructions set forth on the card. This will ensure your proper representation at the Annual Meeting.

                                                      Sincerely,



                                                      William M. Sullivan
                                                      Chairman of the Board






                             YOUR VOTE IS IMPORTANT.
                       PLEASE RETURN YOUR PROXY PROMPTLY.

                          SPARTA PHARMACEUTICALS, INC.

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                           To be held on June 17, 1997


To the Stockholders of Sparta Pharmaceuticals, Inc.:

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Sparta Pharmaceuticals, Inc., a Delaware corporation (the "Company"), will be held at 10:00 a.m. on Tuesday, June 17, 1997, at the Company's corporate offices located at 111 Rock Road, Horsham, Pennsylvania for the following purposes:

1. To elect three members to the Board of Directors to serve for three-year terms ending at the Annual Meeting of Stockholders in 2000 and until their respective successors are duly elected and qualified or their earlier resignations or removals.

2. To consider and act upon a proposal to amend the Company's 1991 Stock Plan to increase by 500,000 shares the aggregate number of shares of Common Stock authorized for issuance thereunder.

3. To approve an amendment to the Company's Certificate of Incorporation to increase the number of authorized shares of the Company's Common Stock by 30,000,000 shares to 72,000,000 shares.

4. To consider and act upon a proposal to ratify the appointment of Arthur Andersen LLP as the Company's independent public accountants for the fiscal year ending December 31, 1997.

5. To transact such other business as may be properly brought before the Annual Meeting and any adjournments thereof.

         The Board of Directors has fixed the close of business on April 21, 1997 as the record date for the determination of Stockholders entitled to notice of and to vote at the Annual Meeting and at any adjournments thereof.

         All Stockholders are cordially invited to attend the Annual Meeting. Whether you plan to attend the Annual Meeting or not, you are requested to complete, sign, date and return the enclosed proxy card as soon as possible in accordance with the instructions on the proxy card. A pre-addressed, postage prepaid return envelope is enclosed for your convenience.


                                            BY ORDER OF THE BOARD OF DIRECTORS





                                            William M.  Sullivan
                                            Chairman of the Board
Horsham, Pennsylvania
May 15, 1997

                          SPARTA PHARMACEUTICALS, INC.
                                  111 Rock Road
                        Horsham, Pennsylvania 19044-2310
                                 (215) 442-1700
                         ------------------------------

                                 PROXY STATEMENT
                             FOR THE ANNUAL MEETING
                                 OF STOCKHOLDERS
                           TO BE HELD ON JUNE 17, 1997
                         -------------------------------

                               GENERAL INFORMATION

         This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Sparta Pharmaceuticals, Inc. (the "Company"), a Delaware corporation, of proxies, in the accompanying form, to be used at the Annual Meeting of Stockholders to be held at 111 Rock Road, Horsham, Pennsylvania, on Tuesday, June 17, 1997 at 10:00 am, and any adjournments thereof (the "Meeting").

         Where the Stockholder specifies a choice on the proxy as to how his or her shares are to be voted on a particular matter, the shares will be voted accordingly. If no choice is specified, the shares will be voted FOR the election of the nominees for director named herein, FOR the proposal to amend the 1991 Stock Plan to increase by 500,000 the aggregate number of shares available thereunder, FOR the proposal to amend the Company's Certificate of Incorporation to increase the number of authorized shares of the Company's Common Stock by 30,000,000 shares to 72,000,000 shares and FOR the ratification of the appointment of Arthur Andersen LLP as the Company's independent public accountants for the fiscal year ending December 31, 1997. Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Company a written notice of revocation or a duly executed proxy bearing a later date. Any Stockholder who has executed a proxy but is present at the Meeting, and who wishes to vote in person, may do so by revoking his or her proxy as described in the preceding sentence. The presence, in person or by proxy, of the holders of a majority of the outstanding shares of the stock entitled to vote is necessary to constitute a quorum at the Meeting. Abstentions and broker non-votes will be treated as shares that are present and entitled to vote for purposes of determining the presence of a quorum.

         The affirmative vote of a majority of the shares present or represented and entitled to vote at the Meeting is required to approve each proposal, other than the election of directors, which requires a plurality of the shares voted affirmatively and the amendment to the Company's Certificate of Incorporation, which requires a majority of the outstanding voting stock entitled to vote at the Meeting. With respect to the tabulation of votes on any matter, abstentions have the effect of votes against a proposal, while broker non-votes have no effect on the vote, except with respect to the amendment of the Company's Certificate of Incorporation, in which case broker non-votes have the effect of votes against the proposal.

         The close of business on April 21, 1997 has been fixed as the record date for determining the Stockholders entitled to notice of and to vote at the Meeting. As of the close of business on April 21, 1997, the Company had [x,xxx,xxx] shares of Common Stock outstanding and entitled to vote and [x,xxx,xxx] shares of Series B' Convertible Preferred Stock, $.001 par value per share, ("Series B' Preferred Stock") outstanding and entitled to vote. Holders of Common Stock are entitled to one vote per share on all matters to be voted on by Stockholders. On April 21, 1997, holders of Series B' Preferred Stock were entitled to 6.666667 votes per share of Series B' Preferred Stock held (based on the conversion rate in effect on that date of 6.666667 shares of Common Stock for each share of Series B' Preferred Stock), rounded to the nearest whole number.

         The cost of soliciting proxies, including expenses in connection with preparing and mailing this Proxy Statement, will be borne by the Company. In addition, the Company will reimburse brokerage firms and other persons representing beneficial owners of Common Stock of the Company for their expenses in forwarding proxy material to such beneficial owners. Solicitation of proxies by mail may be supplemented by telephone, telegram, telex and personal solicitation by the directors, officers or employees of the Company. No additional compensation will be paid for such solicitation.

         This Proxy Statement and the accompanying proxy are being mailed on or about May 15, 1997 to all Stockholders entitled to notice of and to vote at the Meeting.

         The Annual Report to Stockholders for the fiscal year ended December 31, 1996 is being mailed to the Stockholders with this Proxy Statement, but does not constitute a part hereof.

                        SECURITY OWNERSHIP OF MANAGEMENT
                           AND PRINCIPAL STOCKHOLDERS

          The following table sets forth certain information as of April 15, 1997 concerning the beneficial ownership of Common Stock by each Stockholder known by the Company to be the beneficial owner of more than 5% of its outstanding shares of Common Stock, each current member of the Board of Directors, each executive officer and all current directors and executive officers as a group.


           Directors, Named Executive                                             Shares Percentage
                  Officers and                                                 Beneficially     Beneficially
            Principal Stockholders**                                              Owned(1)         Owned(1)
            ------------------------                                           -------------    ------------

Thomas R. Morse (2)..............................................................2,000,000         20.0%
  c/o Philadelphia Ventures, Inc.
  200 South Broad Street, 8th Floor
  Philadelphia, PA 19102

Lindsay A. Rosenwald, M.D. (3)...................................................1,735,887         15.7%
  c/o Paramount Capital Incorporated
  787 Seventh Avenue
  New York, NY 10019

126736 Canada, Inc. (4)..........................................................1,400,000         12.3%
 1310 Green Avenue, Suite 660
 Westmont, Quebec
 Canada H3Y 1J8

William M. Sullivan (5)........................................................... 748,927          7.2%
  3308 Landor Road
  Raleigh, NC 27709

Ashline, Ltd. (6)................................................................. 666,666          6.3%
 83 Dana Crescent
 Thornhill, Ontario
 Canada L4J 3H9

Bruce Pomper (7).................................................................. 658,666          6.2%
 256 Huntington Bay Road
 Huntington, NY 11743

Atrix Ventana Investments & Co., L.P. (8)......................................... 535,586          5.1%
 1310 Green Avenue, Suite 660
 Westmont,  Quebec
 Canada H3Y 1J8

Wolfson Equities (9).............................................................. 533,320          5.1%
 35 Carey Street
 Lakewood, NJ 08701

Financial Strategic Portfolios, Inc. - Health Sciences Portfolio (10)............. 500,000                5.0%
  c/o Invesco Trust Company
  7800 East Union Avenue, Suite 800
  Denver, CO 80237

Jerry B. Hook, Ph.D. (11)......................................................... 344,832                3.4%

Richard L. Sherman (12)........................................................... 280,041                2.8%

William McCulloch, M.B., Ch.B. (13)............................................... 251,666                2.5%

Ronald H. Spair (14).............................................................. 153,666                1.5%

Peter Barton Hutt (15)............................................................  51,666                *

Sir John Vane, FRS (15)(16).......................................................  51,666                *

Colin B. Bier, Ph.D. (17).......................................................      --                  *

All Directors and executive officers as a group
  (9 persons)(3) (5) (11) (12) (13) (14) (15) (16) (17) (18)  ...................3,618,351         29.9%

----------
  *    Represents beneficial ownership of less than 1% of Common Stock.
 ** Addresses are given for beneficial owners of more than 5% of the outstanding Common Stock only.

(1) The number of shares of Common Stock issued and outstanding on April 15, 1997 was 9,979,328. The calculation of percentage ownership for each listed beneficial owner is based upon the number of shares of Common Stock issued and outstanding at April 15, 1997, plus shares of Common Stock subject to options, warrants and conversion privileges held by such person at April 15, 1997 and exercisable within 60 days thereafter. The persons and entities named in the table have sole voting and investment power with respect to all shares shown as beneficially owned by them, except as noted below.

(2) Mr. Morse is trustee of the Lexin Pharmaceutical Liquidating Trust (the "Trust") and has sole voting power over such shares. Mr. Morse is a managing director of Philadelphia Ventures, Inc., a venture capital firm which has an indirect beneficial ownership interest in 280,041 shares held by the Trust. On March 15, 1996, the Company acquired the assets and business of Lexin Pharmaceutical Corporation ("Lexin") for 2,000,000 shares of the Company's Common Stock, all of which were placed in the Trust. Upon liquidation of the Trust, which liquidation is currently in process, a partnership of which Mr. Sherman is a shareholder of the corporate General Partner will receive 280,041 shares; and Dr. Hook and Mr. Spair will receive 99,000 and 49,500 shares, respectively. The distribution of these shares is expected to be completed by May 15, 1997.

(3) Includes an aggregate of 111,777 shares held by Dr. Rosenwald's spouse individually or as custodian for the benefit of his children as to which Dr. Rosenwald may be deemed to be the beneficial owner, but for which he disclaims beneficial ownership. Also includes 1,083,909 shares issuable upon the exercise of warrants to purchase Common Stock issued in connection with private placements of the Company's securities.

(4) Includes 700,000 shares of Common Stock issuable upon conversion of 105,000 shares of Series B' Convertible Preferred Stock at the conversion rate of 6.666667 which prevailed at April 15, 1997. Also includes 700,000 shares of Common Stock issuable upon the exercise of 700,000 Class C Warrants.

(5) Includes 374,791 shares of Common Stock that Mr. Sullivan may acquire upon the exercise of options within 60 days of April 15, 1997 and an aggregate of 83,332 shares owned by Mr. Sullivan's wife and a child, as to which Mr. Sullivan may be deemed to be a beneficial owner, but for which he disclaims beneficial ownership. Excludes options to purchase 46,875 shares of Common Stock which are not exercisable within 60 days of April 15, 1997.

(6) Includes 333,333 shares of Common Stock issuable upon conversion of 50,000 shares of Series B' Preferred Stock at the conversion rate of
       6.666667 which prevailed at April 15, 1997. Also includes 333,333 shares of Common Stock issuable upon the exercise of 333,333 Class C Warrants.

(7) Includes 325,333 shares of Common Stock issuable upon conversion of 48,800 shares of Series B' Preferred Stock at the conversion rate of
       6.666667 which prevailed at April 15, 1997. Also includes 333,333 shares of Common Stock issuable upon the exercise of 333,333 Class C Warrants.

(8) Includes 267,793 shares of Common Stock issuable upon conversion of 40,169 shares of Series B' Preferred Stock at the conversion rate of
       6.666667 which prevailed at April 15, 1997. Also includes 267,793 shares of Common Stock issuable upon the exercise of 267,793 Class C Warrants.

(9) Includes 266,660 shares of Common Stock issuable upon conversion of 39,999 shares of Series B' Preferred Stock at the conversion rate of
       6.666667 which prevailed at April 15, 1997. Also includes 266,660 shares of Common Stock issuable upon the exercise of 266,660 Class C Warrants.

(10) This information is based solely on a Schedule 13G/13D filed with the Securities and Exchange Commission dated February 14, 1997.

(11) Includes 99,000 shares which Dr. Hook will receive upon distribution from the Trust. Also includes 112,500 shares of Common Stock that Dr. Hook may acquire upon the exercise of options within 60 days of April 15, 1997, 66,666 shares of Common Stock issuable upon conversion of 10,000 shares of Series B' Preferred Stock at the conversion rate of 6.666667 which prevailed at April 15, 1997 and 66,666 shares of Common Stock issuable upon the exercise of 66,666 Class C Warrants. Excludes options to purchase 412,500 shares which are not exercisable within 60 days of April 15, 1997.

(12) Mr. Sherman is a shareholder of the corporate General Partner of CIP Capital, L.P. which will receive the 280,041 shares upon distribution from the Trust.

(13) Includes 185,000 shares of Common Stock that Dr. McCulloch may acquire upon the exercise of options within 60 days of April 15, 1997 and 33,333 shares of Common Stock issuable upon conversion of 5,000 shares of Series B' Preferred Stock at the conversion rate of 6.666667 which prevailed at April 15, 1997 and 33,333 shares of Common Stock issuable upon the exercise of 33,333 Class C Warrants. Excludes options to purchase 96,666 shares which are not exercisable within 60 days of April 15, 1997.

(14) Includes 49,500 shares which Mr. Spair will receive upon distribution from the Trust. Also includes 37,500 shares of Common Stock that Mr. Spair may acquire upon the exercise of options within 60 days of April 15, 1997, 33,333 shares of Common Stock issuable upon conversion of 5,000 shares of Series B' Preferred Stock at the conversion rate of 6.666667 which prevailed at April 15, 1997 and 33,333 shares of Common Stock issuable upon the exercise of 33,333 Class C Warrants. Excludes options to purchase 152,500 shares which are not exercisable within 60 days of April 15, 1997.

(15) Includes 35,000 shares of Common Stock issuable upon the exercise of options within 60 days of April 15, 1997. Excludes options to purchase 15,000 shares which are not exercisable within 60 days of April 15, 1997.

(16) Includes 16,666 shares issued and outstanding which are owned by the Sir John Vane Trust, a trust for the benefit of Sir John Vane's children, for which Sir John Vane acts as one of three trustees, as to which he may be deemed to be a beneficial owner, but for which he disclaims beneficial ownership.

(17) Excludes options to purchase 25,000 shares which are not exercisable within 60 days of April 15, 1997.

(18) Includes 779,791 shares of Common Stock issuable upon exercise of options within 60 days of April 15, 1997, 133,332 shares of Common Stock issuable upon conversion of 20,000 shares of Series B' Preferred Stock at the conversion rate of 6.666667 which prevailed at April 15, 1997. and 1,217,151 shares of Common Stock issuable upon exercise of outstanding warrants. Excludes options to purchase 763,541 shares of Common Stock which are not exercisable within 60 days of April 15, 1997.

                                   MANAGEMENT

Directors

           The Company's By-Laws provide for the Company's business to be managed by or under the direction of the Board of Directors. Under the Company's By-Laws, the number of directors is fixed from time to time by the Board of Directors. The Board of Directors currently consists of seven members, classified into three classes as follows: Peter Barton Hutt and Richard L. Sherman constitute a class with a term ending in 1998 (the "Class I directors"); Lindsay A. Rosenwald, M.D. and Jerry B. Hook, Ph.D. constitute a class with a term ending in 1999 (the "Class II directors"); and William M. Sullivan, Sir John Vane, FRS and Colin B. Bier, Ph.D. constitute a class with a term which expires at the upcoming Meeting (the "Class III directors"). At each annual meeting of Stockholders, directors are elected for a full term of three years to succeed those directors whose terms are expiring.

         Pursuant to the Company's By-Laws, the Board of Directors on March 13, 1997 voted (i) to set the size of the Board of Directors at seven and (ii) to nominate William M. Sullivan, Sir John Vane, FRS and Colin B. Bier, Ph.D. for election at the Meeting for terms of three years to serve until the 2000 annual meeting of Stockholders, and until their respective successors have been elected and qualified. The Class I directors (Peter Barton Hutt and Richard L. Sherman) and the Class II directors (Lindsay A. Rosenwald, M.D. and Jerry B. Hook, Ph.D.) will serve until the annual meetings of Stockholders to be held in 1998 and 1999, respectively, and until their respective successors have been elected and qualified.

The names of the Company's current directors and certain information about them are set forth below:

                  Name                               Age       Position with the Company
                  ----                               ---       -------------------------

          William M. Sullivan.............           62         Chairman of the Board
          Jerry B. Hook, Ph.D.............           59         Director, President and Chief Executive Officer
          Colin B. Bier, Ph.D.............           51         Director
          Peter Barton Hutt(1)(2).........           62         Director
          Lindsay A. Rosenwald, M.D.(1)(2)           42         Director
          Richard L. Sherman..............           50         Director
          Professor Sir John Vane.........           70         Director

----------
(1) Indicates a member of the Compensation Committee.
(2) Indicates a member of the Audit Committee.

          William M. Sullivan, a founder of the Company, has served as Sparta's Chairman since February 1991 and as President and Chief Executive Officer of the Company from October 1991 to March 1996. He has worked in the pharmaceutical industry since 1966. He has been associated as chairman, director, executive or consultant with a number of development stage companies in the pharmaceutical and biotechnology fields since 1986, including The Immune Response Corporation (founding Chairman, March 1987 to May 1993 and a Director since May 1993), ProCyte Corporation (a director since September 1991), and VimRx Pharmaceuticals Inc. (a director from July 1990 to June 1991). He has been a director of Research Corporation Technologies, a technology transfer company, since December 1994. He was Chairman, President and Chief Executive Officer of Burroughs Wellcome Co. from 1981 to 1986, and Vice President, General Counsel and Secretary from 1974 to 1981. He also served as Regional Director for the Americas of Wellcome plc from 1982 to 1986. Prior thereto, Mr. Sullivan served at Ciba-Geigy Corporation from 1965 to 1973, where he was counsel to its pharmaceuticals division, and later Director of the Legal Department and Associate General Counsel. He received an A.B. cum laude from the University of Notre Dame and a J.D. from Harvard Law School.

          Jerry B. Hook, Ph.D. has been a Director since March 1996 and has served as President and Chief Executive Officer of the Company since March 1996. He has worked in the pharmaceutical sector (first as a professor and then as a business executive) since 1966. From January 1993 until March 1996, Dr. Hook served as President and Chief Executive Officer of Lexin Pharmaceutical Corporation, a development stage biopharmaceutical company. Prior thereto, Dr. Hook spent ten years in various positions at SmithKline Beecham, plc, and at the time of his departure from SmithKline Beecham, plc in January 1993 served as its Senior Vice President and Director of Worldwide Development. In such position, Dr. Hook had worldwide responsibility for all non-clinical drug development. Prior to joining SmithKline Beecham, plc, Dr. Hook served as a professor of pharmacology on the faculty of Michigan State University from 1966 to 1983. Dr. Hook also serves on numerous editorial boards and advisory committees, and his memberships in scientific societies include the Toxicology Section of the International Union of Pharmacology (of which he is past Chairperson) and the Society of Toxicology (of which he is past President and Chairman). Dr. Hook received a bachelors degree in Pharmacy from Washington State University and a Ph.D. in Pharmacology from the University of Iowa.

          Peter Barton Hutt has been a Director since December 1991. He has been a partner in the Washington, D.C. law firm of Covington & Burling during the period from 1968 through 1971 and since 1975 and has been associated with the firm since 1960. He also served as Chief Counsel of the United States Food and Drug Administration ("FDA") from 1971 to 1975. Mr. Hutt served from 1988 to 1990 on the National Committee to Review Current Procedures for Approval of New Drugs for Cancer and AIDS, which was established by the President's Cancer Panel of the National Cancer Institute. His memberships include the Institute of Medicine of the National Academy of Sciences and the Boards of the Foundation for Biomedical Research and the Center for Study of Drug Development at Tufts University, along with a number of other industry, government and professional governing and advisory groups. He currently serves on the Boards of several development stage pharmaceutical companies, including Interneuron Pharmaceuticals, Inc., Vivus, Inc., Cell Genesys Inc., IDEC Pharmaceuticals Corp. and Emisphere Technologies, Inc. He received a B.A. from Yale University, an LL.B. from Harvard University, and an LL.M. from New York University.

         Lindsay A. Rosenwald, M.D. has been a Director since February 1991. Dr. Rosenwald is the founder and currently serves as the Chairman and Chief Executive Officer of Paramount Capital Incorporated, a healthcare investment banking firm and NASD affiliated broker-dealer, Paramount Capital Investments, LLC, a biotechnology merchant banking firm and Paramount Capital Asset Management, an asset management firm specializing in the health sciences industry. Dr. Rosenwald is the founder and Chairman of Interneuron Pharmaceuticals, Inc. and serves as a director of each of the following publicly traded companies: Ansan, Inc., Atlantic Pharmaceuticals, Inc., Avigen, Inc., BioCryst Pharmaceuticals, Inc., Neose Technologies, Inc., Titan Pharmaceuticals, Inc., VIMRx Pharmaceuticals, Inc. and Xenometrix, Inc. In addition, Dr. Rosenwald currently serves on the Board of Directors of several privately held biotechnology companies. Dr. Rosenwald received his M.D. from Temple University School of Medicine and his B.S. in Finance from Pennsylvania State University.

          Richard L. Sherman has been a Director since March 1996. Since June 1993, he has been a principal in C.I.P. Capital Management, Inc., a private SBIC investment firm which makes non-public equity investments in technology-based businesses. He is also a founding partner of QED Technologies, a consulting firm established in 1992. Mr. Sherman presently serves on the Board of Directors of IBAH, Inc. and is a member of the investment advisory committee of the Ben Franklin Technology Center and serves on the Executive Board of the START Technology Partnership. Prior to founding QED Technologies, Mr. Sherman served as Deputy General Counsel of SmithKline Beckman Corporation (now SmithKline Beecham, plc). He was with SmithKline Beecham, plc from 1976 to 1989. Prior to joining SmithKline Beecham, plc, Mr. Sherman was in private legal practice, as a partner in the Philadelphia law firms of Pepper, Hamilton, & Sheetz, and Ballard,

Spahr, Andrews and Ingersoll. Mr. Sherman received his bachelors degree magna cum laude from the University of Nebraska and his J.D. from New York University School of Law.

          Professor Sir John Vane has been a Director since December 1991. He has served as Chairman and Director of The William Harvey Research Institute at St. Bartholomew's Hospital Medical College in London since 1986. From 1973 to 1986, he was Group Research and Development Director of Wellcome plc. In 1982, Professor Vane was honored with the Nobel Prize in Physiology or Medicine. In 1984, he was named a Knight Bachelor in the New Year Honors List for his services to pharmaceutical research. Professor Vane has served as a Director of Vanguard Medica Pharmaceutical Company, a development stage pharmaceutical company, since July 1991, and as a Director of Biofor, Inc. from March 1992 until August 1995. He received bachelors degrees in Chemistry (Birmingham University) and Pharmacology (Oxford University), and doctorates in Philosophy and Science from Oxford University.

         Colin B. Bier, Ph.D. has been a Director since September 1996. Since September 1989, Dr. Bier has been Managing Director of ABA BioResearch, an independent bioregulatory consulting firm. Prior thereto, he was Vice President of Experimental Toxicology and Clinical Pathology at Bio-Research Laboratories, Ltd. in Montreal, Quebec. He is a leading authority on toxicology, pharmaceutical and biotechnology regulatory and strategic development. Dr. Bier serves as a director of several private companies and the following publicly traded pharmaceutical biotechnology companies: NYMOX Corporation, Neurochem, Boston Life Sciences, Maxim Pharmaceuticals and IAF Biochem Pharma. He also serves on the Scientific Advisory Boards of several biotechnology companies. Dr. Bier received his Ph.D. in Experimental Pathology from Colorado State University.


Committees of the Board of Directors and Meetings

          Meeting Attendance. During the fiscal year ended December 31, 1996, there were eight meetings of the Board of Directors, and the various committees of the Board of Directors met seven times. No director attended fewer than 75% of the total number of meetings of the Board and of committees of the Board on which he served during fiscal 1996.

         Committees. The standing committees of the Board of Directors are the Audit Committee and the Compensation Committee.

                  Audit Committee. The Audit Committee has two members, Dr. Rosenwald (Chairman) and Mr. Hutt. The Audit Committee reviews the engagement of the Company's independent accountants, reviews annual financial statements, considers matters relating to accounting policy and internal controls and reviews the scope of annual audits. The Audit Committee met once during the year ended December 31, 1996.

                  Compensation Committee. The Compensation Committee, which met six times during fiscal 1996, has two members, Dr. Rosenwald and Mr. Hutt. The Compensation Committee reviews, approves and makes recommendations on the Company's compensation policies, practices and procedures to ensure that legal and fiduciary responsibilities of the Board of Directors are carried out and that such policies, practices and procedures contribute to the success of the Company. The Compensation Committee also administers the 1991 Stock Plan.

Compensation of Directors

          On December 15, 1993, all non-employee Directors other than Dr. Rosenwald received a one-time grant of non-qualified stock options to purchase 20,000 shares of Common Stock. These options vest in four equal annual installments commencing on the first anniversary of the grant date subject to continuing service as a Director and have an exercise price of $6.00 per share. All new non-employee Directors, will be granted non-qualified stock options to purchase 25,000 shares of Common Stock upon their election to the Board, which options will vest in four equal annual installments, subject to continuing service as a Director, and have an exercise price equal to the fair market value of the stock on the date of grant. Options to purchase a total of 25,000 shares were granted under this formula during fiscal 1996 to Dr. Bier. On the date of each annual meeting, all non-employee Directors, other than Dr. Rosenwald and Mr. Sherman, will receive non-qualified stock options to purchase 10,000 shares of Common Stock which will vest in full after one year, subject to continuing service as a Director, with an exercise price equal to the fair market value of the Company's Common Stock on the date of grant. Options to purchase an aggregate of 20,000 shares were granted under this formula during fiscal 1996 to Mr. Hutt and Professor Vane. Options granted during fiscal 1996 to Mr. Sullivan and Dr. Hook are reported under "Executive Compensation." Beginning in September 1996, all non-employee directors, excluding Dr. Rosenwald, will receive a retainer of $1,500 per quarter along with an additional cash stipend for Board Meeting attendance of $1,500 if in person, $500 if by phone. In addition, the Company reimburses directors for expenses of attendance at meetings of the Board of Directors and committees of the Board.


Executive Officers

          The names of, and certain information regarding, the executive officers of the Company who are not directors, are set forth below. Executive officers of the Company serve at the pleasure of the Board of Directors.

            Name                                Age                    Position
            ----                                ---                    --------
      William McCulloch, M.B., Ch.B.,
        F.R.C.P. (Glasg.)................      42             Senior Vice President, Research and Development

      Ronald H. Spair....................      41             Vice President, Chief Financial Officer and Secretary


         Dr. William McCulloch has been Senior Vice President, Research and Development, since October 1992. He was a consultant to the Company from July through September 1992. Prior thereto, he served as Vice President of Clinical Research and Development of U.S. Bioscience, Inc. from December 1988 to July 1992. Dr. McCulloch has been involved in oncology drug development with various institutions and businesses since his graduate research and teaching activity in childhood leukemia and bone marrow transplantation at the Royal Hospital for Sick Children in Glasgow, Scotland. He received an M.B., Ch.B. (U.S. M.D.-equivalent) from the University of Glasgow and his Membership of the Royal College of Physicians (U.K.) from the combined Royal Colleges (equivalent of Board Certification). He also holds diplomas in Obstetrics/Gynecology and Pharmaceutical Medicine. He was elected a Fellow of the Royal College of Physicians and Surgeons of Glasgow in 1991.

         Ronald H. Spair, has been a Vice President and Chief Financial Officer of the Company since March 1996 and Secretary since June 1996. He has worked in the biotechnology industry since 1990. From October 1993 until March 1996, Mr. Spair served as Vice President and Chief Financial Officer of Lexin Pharmaceutical Corporation, a development stage biopharmaceutical company. Prior thereto, Mr. Spair served as Vice

President, Chief Financial Officer and Assistant Secretary of Envirogen, Inc., an environmental biotechnology company, from May 1990 to August 1993. From July 1982 until May 1990, Mr. Spair served in various positions at Image Storage/Retrieval Systems, Inc., and at the time of his departure served as Vice President, Chief Financial Officer and Secretary. Mr. Spair received a B.S. in Accounting and an M.B.A. from Rider College. He is a licensed Certified Public Accountant in New Jersey.




                             EXECUTIVE COMPENSATION


Summary Compensation Table

          The following Summary Compensation Table sets forth summary information as to compensation received by the Company's Chief Executive Officer and the next most highly compensated executive officers of the Company (other than the CEO) (collectively, the "Named Executive Officers") for services rendered to the Company in all capacities during the fiscal years ended December 31, 1996, 1995 and 1994.


                           Summary Compensation Table

                                                        Annual         Long Term
                                                     Compensation     Compensation
                                                     ------------     ------------
                                                                      Securities
                                                                      Underlying        All Other
Name and                           Fiscal              Salary           Options       Compensation
Principal Position                  Year                 ($)             (#)(3)           ($)
--------------------------          ------           ----------      ------------       ---------
Jerry B. Hook, Ph.D.               1996              $174,167         525,000(4)        $2,956(5)
President and CEO(1)

William M. Sullivan                1996              $144,270          75,000(6)        $8,180(7)
Chairman(2)                        1995              $200,000          50,000           $5,530(7)
                                   1994              $200,000          50,000           $4,640(7)

William McCulloch                  1996              $186,875          40,000              $0
Senior Vice President,             1995              $175,000          30,000              $0
Research and Development           1994              $175,000          25,000              $0

----------
(1) Dr. Hook was appointed President and Chief Executive Officer in March 1996 in connection with the Company's acquisition of Lexin Pharmaceutical Corporation.
(2) Mr. Sullivan served as the Company's President and Chief Executive Officer until March 1996.
(3) Options to purchase the number of shares shown were granted pursuant to the 1991 Stock Plan.
(4) Includes non-qualified stock options to purchase 450,000 shares of Common Stock granted in March 1996, which options were repriced on December 5, 1996 at an exercise price of $1.125 per share, and incentive stock options to purchase 75,000 shares of Common Stock granted in December 1996.

(5) Represents the annual premium payment made in 1996 on an insurance policy on Dr. Hook's life in the amount of $714,000 payable to his beneficiaries. This policy is in addition to the $2 million "key man" insurance policy on Dr. Hook's life payable to the Company.
(6) Includes non-qualified stock options to purchase 75,000 shares of Common Stock granted in March 1996, which options were repriced on December 5, 1996 at an exercise price of $1.125 per share.
(7) Represents the annual premium payment made in 1996 on a term insurance policy on Mr. Sullivan's life in the amount of $1 million payable to his beneficiaries. The Company no longer maintains a "key man" insurance policy on Mr. Sullivan's life.

Option Grants in Last Fiscal Year

         The following table sets forth information regarding each stock option granted during the fiscal year ended December 31, 1996 to each of the Named Executive Officers.


                        Option Grants in Last Fiscal Year

                                Individual Grants

                                      Number of               % of Total
                                      Securities                Options
                                      Underlying               Granted to       Exercise
                                       Options                Employees in       Price           Expiration
     Name                           Granted (#)(1)            Fiscal Year       ($/Share)           Date
     ----                           --------------            -----------       ---------        ----------
Jerry B. Hook, Ph.D.                450,000 (2)(3)                40%           $1.125           3/15/05

                                     75,000 (4)                    7%           $1.125           12/4/06
                                                                  ---
                                                                  47%

William M. Sullivan                  75,000 (3)(5)                 7%           $1.125           3/15/06

William McCulloch                    40,000 (4)                    4%           $1.125           12/4/06

----------
(1)  All options shown were granted under the 1991 Stock Plan.
(2) Non-qualified Stock Options which vest annually in four equal installments commencing one year from the date of grant and have a term which expires five years from the date of full vesting.
(3) These options were granted in March 1996 and re-priced on December 5, 1996 to an exercise price of $1.125 per share. All other terms of the option remained the same.
(4) Incentive Stock Options which vest annually in four equal installments commencing one year from the date of grant and have a term which expires ten years from the date of grant.
(5) Non-Qualified Stock Options which vest monthly in twenty-four equal installments commencing one month from the date of grant and have a term which expires ten years from the date of grant.

Option Exercises in Last Fiscal Year and Fiscal Year-End Values

         None of the Named Executive Officers exercised options during the fiscal year ended December 31, 1996. The following table provides information regarding the number of shares covered by both exercisable and unexercisable stock options as of December 31, 1996 and the values of "in-the-money" options, which values represent the positive spread between the exercise price of any such option and the fiscal year-end value of the Company's Common Stock.


               Aggregated Option Exercises in Last Fiscal Year and
                          Fiscal Year-End Option Values

                              Shares                     Number of Securities Underlying     Value of the Unexercised
                             Acquired                         Unexercised Options             In-The-Money Options
                                on             Value         at Fiscal Year-End (#)         at Fiscal Year-End($) (1)
                                                          ------------------------------   --------------------------
          Name               Exercise        Realized     Exercisable    Unexercisable     Exercisable    Unexercisable
          ----               --------        --------     -----------    -------------     -----------    -------------

Jerry B. Hook, Ph.D.             0           $     0             0         525,000        $         0      $   180,469

William M. Sullivan              0           $     0       343,541          78,125        $   207,510      $    17,500

William McCulloch                0           $     0       185,000          96,666        $   117,541      $    15,747

------------------------
(1) The value of unexercised in-the-money options at fiscal year end assumes a fair market value for the Company's Common Stock of $1.47, the closing sale price per share of the Company's Common Stock as reported on the Nasdaq SmallCap Market on December 31, 1996.

Report on Option Repricing

         Competition for talented executives in the pharmaceutical industry is intense and the use of significant stock options for retention and motivation of such executives is widespread in the industry. The Compensation Committee and the Board believe that stock options are a critical component of the compensation offered by the Company to promote long-term retention of its executives officers, motivate high levels of performance and recognize contributions to the success of the Company. Over the first three quarters of 1996, the market price of the Company's Common Stock decreased substantially from a high of $5.00 in the first quarter of 1996 to a low of $1.625 in the third quarter of 1996. In light of this substantial decline in market price, the Board believed that the outstanding stock options granted to Mr. Sullivan and Dr. Hook in March 1996 under the 1991 Stock Plan with an exercise price in excess of the actual market price were no longer an effective incentive to motivate a high level of performance. As a result, the Board approved on December 5, 1996 a repricing of the non-qualified options granted to Mr. Sullivan and Dr. Hook in March 1996. The exercise price of each such option was amended to $1.125 per share. None of Dr. Hook's options were immediately exercisable, with 25% becoming vested on each of the first four anniversaries following the original grant date. On the repricing date, Mr. Sullivan's options to purchase 25,000 shares had vested, with the remainder vesting monthly over a period of twenty-four months from the original grant date.

         The foregoing report on option repricing is provided by the following outside directors, who constituted the Compensation Committee during 1996:

                                Peter Barton Hutt
                           Lindsay A. Rosenwald, M.D.

Employment Agreements; Termination and Change in Control Arrangements

         During the last fiscal year, Mr. Sullivan was employed as Chairman of the Board, President and CEO of the Company under an agreement with a term that expired on January 28, 1996, and which was automatically extended for an additional one-year period. Effective March 15, 1996, the agreement was amended to reflect Mr. Sullivan's resignation as President and Chief Executive Officer. The agreement as amended effective March 15, 1996, shall hereinafter be referred to as the "Amended Agreement". Mr. Sullivan continues to serve the Company as Chairman of the Board under the terms of the Amended Agreement, the initial term of which (the "Initial Employment Term") is two years from the effective date. The term will be automatically extended for one year periods unless either party elects to terminate the Amended Agreement at least 30 days prior to the relevant anniversary of the effective date. The annual base salary under the Amended Agreement is $120,000. Mr. Sullivan may perform services for other persons or entities provided such services are not deemed to be a conflict of interest or a breach of his fiduciary duty to the Company. In the event that Mr. Sullivan's employment is terminated by him or by the Company during the Initial Employment Term (other than for cause or Mr. Sullivan's permanent and total disability), Mr. Sullivan will be paid monthly installments equal to the greater of (i) one twelfth of the remainder of $240,000 less the amount of annual base salary previously paid under the Amended Agreement and (ii) the amount determined by multiplying such remainder by a fraction, the numerator of which is one and the denominator of which is the number of months remaining in the initial employment term, for the period commencing on the termination date and continuing for the number of months remaining in the Initial Employment Term if clause (ii) is applicable. In the event that Mr. Sullivan's employment is terminated as a result of death or permanent and total disability, Mr. Sullivan or his estate shall be paid an amount equal to $240,000 less the amount of annual base salary previously paid to him under the Amended Agreement in 12 equal monthly installments following the termination date if such termination occurs within twelve months after the effective date of the Amended Agreement, and if the termination date occurs later but within 24 months after such effective date, in a number of installments equal to the number of months remaining in the Initial Employment Term. Mr. Sullivan may terminate his employment at any time upon at least one month's prior written notice. Pursuant to his employment agreement in January and October 1991, the Company issued an aggregate of 421,357 shares to Mr. Sullivan, his wife and his children at a price of $.003 per share and in December 1991 granted options to purchase 166,666 shares of Common Stock pursuant to the 1991 Stock Plan. These options are currently exercisable at a price per share of $.30. Pursuant to the Amended Agreement, in March 1996 the Company granted options to Mr. Sullivan to purchase 75,000 shares of Common Stock pursuant to the 1991 Stock Plan and accelerated vesting of an aggregate of 127,500 options previously granted to Mr. Sullivan under the 1991 Stock Plan and not exercisable.

         Dr. Hook is employed as President and Chief Executive Officer of the Company under an agreement (the "Hook Agreement") with an initial term that expires on March 15, 1999, which will be automatically extended for additional one-year periods unless either party elects to terminate the Hook Agreement at least 90 days prior to the commencement of any such additional term. Dr. Hook has agreed to devote substantially all of his time to the affairs of the Company. His current annual base salary is $220,000 per year. In the event that Dr. Hook's employment is terminated by the Company (other than for cause or permanent or total disability, but including constructive termination which includes (i) failure to be nominated or elected to the Board of Directors and failure to be reelected, (ii) a material reduction in Dr. Hook's authority or
(iii) failure of the Company to comply with certain of the material terms of the Hook Agreement), Dr. Hook shall be paid his then annual base salary for a period of 12 months and be entitled to receive certain benefits for a period of 12 months. If the Company elects not to extend Dr. Hook's employment period for an additional one-year term, Dr. Hook shall be paid his then annual base salary over a period of 12 months following the date of such termination and be eligible to receive certain benefits for up to 12 months following the date of such termination. In the event that Dr. Hook's employment is terminated as a result of death or permanent or total disability, Dr. Hook (or his estate) shall be paid his then monthly base salary for a period of six months following the date of such termination. Dr. Hook may terminate his employment at any time upon at least one month's prior written notice, provided that no such advance notice will be required if Dr. Hook's employment is constructively terminated by the Company. Pursuant to the Hook Agreement, in March 1996 the Company granted Dr. Hook options to purchase 450,000 shares of Common Stock under the 1991 Stock Plan. Concurrently with the execution of the Hook Agreement, Dr. Hook entered into a Non-Competition and Non-Solicitation Agreement with the Company in March 1996 which provides for up to a twelve month period of non-competition subsequent to Dr. Hook's termination of employment and prohibits solicitation of Company employees for a comparable period.

         Dr. McCulloch became employed by the Company as its Senior Vice President, Research and Development, on October 1, 1992, after serving as a consultant to the Company from July through September 1992. The initial term of Dr. McCulloch's employment agreement (the "McCulloch Agreement") is three years, with automatic extensions for additional one-year periods unless either party elects not to so extend at least 90 days prior to the commencement of a new one-year term. Dr. McCulloch has agreed to devote his full time to the affairs of the Company. His current annual salary is $190,000 per annum. In the event that Dr. McCulloch is terminated by the Company (other than for cause or Dr. McCulloch's permanent and total disability), Dr. McCulloch shall be entitled to receive salary and certain benefits for up to six months after the effective date of such termination. In the event Dr. McCulloch's employment is terminated as a result of death or permanent and total disability, Dr. McCulloch (or his estate) will be paid his then monthly base salary for a period of six months following the date of such termination. Dr. McCulloch may terminate his employment at any time upon at least one month's prior written notice. In connection with entering into the McCulloch Agreement in July 1992, the Company granted to Dr. McCulloch options to purchase up to 166,666 shares of Common Stock, 100,000 of which vest at the rate of 25,000 shares on each of the first four anniversaries of his date of employment and are exercisable at a price of $.30 per share, 50,000 of which vest at the rate of 12,500 shares on each of the first four anniversaries of his date of employment and are exercisable at $4.50 per share and 16,666 of which vest when and if the Company has a New Drug Application approved by the FDA and are exercisable at $4.50 per share. The McCulloch Agreement provides that if Dr. McCulloch's employment is terminated by the Company without cause after the third anniversary of the effective date of his employment, to the extent any of the above-referenced stock options are not fully vested, they shall become fully vested and exercisable for a period of three months thereafter. The McCulloch Agreement also provides that if Dr. McCulloch's employment with the Company should be terminated subsequent to the second anniversary of the effective date of his employment by reason of his being forced to terminate his residence in the United States, then the options referenced above to purchase 100,000 shares and 50,000 shares, respectively, will become immediately vested to the extent of 50% of those shares subject to options which remain unvested as of the effective date of termination and will remain exercisable for a period of three months thereafter. Dr. McCulloch is also subject to a non-compete agreement pursuant to which he has agreed not to compete with the Company for a period of six months after his termination of employment by the Company without cause, provided he is receiving severance payments.

         The Named Executive Officers are also subject to certain confidentiality obligations. Each officer is required to disclose to the Company certain inventions, discoveries, and developments, and assign the rights thereto to the Company.


                       SECTION 16(a) BENEFICIAL OWNERSHIP
                              REPORTING COMPLIANCE

          Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") requires the Company's directors and officers, and persons who own more than 10% of the Company's Common Stock, to file with the Securities and Exchange Commission (the "SEC") initial reports of beneficial ownership and reports of changes in beneficial ownership of the Common Stock and other equity securities of the Company. Officers, directors and greater than 10% beneficial owners are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file. To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the fiscal year ended December 31, 1996, all Section 16(a) filing requirements applicable to its officers, directors and greater than 10% beneficial owners were complied with except for a Form 3 filed late on behalf of Dr. Bier.


                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         On February 29, 1996 the Company completed a private placement of 300,000 shares of its Series A Preferred Stock. In connection with this private placement, Paramount Capital, Inc. (the "Placement Agent") was paid commissions totaling $300,000 and nonaccountable expenses totaling $90,000. In addition, the Placement Agent received a warrant to purchase 30,000 shares of Series A Preferred Stock at an aggregate purchase price of $375,000. Pursuant to the terms of the warrant and in connection with the completion of a subsequent private placement in August, the warrant was exchanged for a warrant to purchase 40,000 shares of Series B' Preferred Stock and a warrant to purchase 266,667 shares of the Company's Common Stock. Dr. Rosenwald, a principal stockholder and Director of the Company, is the sole stockholder, Chairman of the Board of Directors and Chief Executive Officer of the Placement Agent.

         On March 15, 1996, the Company acquired the assets and business of Lexin pursuant to an Asset Purchase Agreement (the "Lexin Agreement") between the Company and Lexin. Pursuant to the Lexin Agreement, the Company issued 2,000,000 shares of its Common Stock. All of the shares issued pursuant to the Lexin Agreement (the "Trust Shares") were placed in the Trust for a lock-up period that expired on April 15, 1996. The Trust is currently in the process of being liquidated, and the Trust shares are being distributed to former investors, a creditor, management and a scientific founder of Lexin. The holders of the Trust Shares have agreed to limit the transfer, sale or conveyance of these Trust Shares to: (a) no more than 25% of the aggregate of their Trust Shares prior to June 15, 1997, (b) no more than 50% of the aggregate of their Trust Shares prior to August 15, 1997 and (c) no more than 75% of the aggregate of their Trust Shares prior to October 15, 1997. Thomas Morse, the trustee of the Trust, served as the Chairman of the Board of Directors of Lexin. Mr. Sherman, a Director of the Company, was a director of Lexin. Dr. Hook, the Company's President and Chief Executive Officer, was formerly the President and Chief Executive Officer of Lexin. Mr. Spair, the Company's Chief Financial Officer, previously held that position at Lexin. Upon liquidation of the Trust, a partnership of which Mr. Sherman is a shareholder of the corporate General Partner will receive 280,041 shares; and Dr. Hook and Mr. Spair will receive 99,000 and 49,500 shares, respectively. The distribution of the Trust Shares is expected to be completed by May 15, 1997.

         On August 23, 1996, the Company completed a private placement of 129.65 Units, each consisting of (a) 10,000 shares of Series B' Preferred Stock and (b) Class C Warrants to purchase 66,667 shares of Common Stock. The Company paid commissions of $1,166,850 and non-accountable expense allowances of $518,600 to the Placement Agent in connection with this private placement. In addition, the Company will (i) pay the Placement Agent a commission of 6% upon the exercise of any Class C Warrant and (ii) reimburse the Placement Agent for out-of-pocket costs, not to exceed $5,000 incurred in the connection with the solicitation of Class C Warrant exercise or the redemption of Class C Warrants. In addition, the Company issued to the Placement Agent warrants to purchase 129,650 shares of Series B' Preferred Stock and warrants to purchase 864,333 shares of Common Stock.

         On August 23, 1996, the Company made loans of $100,000, $50,000 and $50,000 to Dr. Hook, Dr. McCulloch, and Mr. Spair, respectively (the "Officers"). Proceeds of such loans were used by each of the

Officers to purchase a Unit, or fraction thereof, sold by the Company in its private placement concluded in August 1996. Such loans are evidenced by promissory notes bearing interest at the rate of 8% per annum with maturity dates of July 30, 1999. Principal of the loans is payable in three equal installments on each of July 30, 1997, 1998, and 1999. On each scheduled repayment date, the amount then due (including accrued interest) will be forgiven by the Company provided that on such date the respective Officer continues to be employed by the Company. The outstanding balance of the loan (plus all accrued interest) will be forgiven in full in the event that one of the following occurs: (i) the death or disability of the Officer (within the meaning of the respective Officer's employment agreement with the Company), (ii) the operations of the Company are terminated, (iii) the Company is liquidated or
(iv) the Company undergoes a change of control.


                              ELECTION OF DIRECTORS

                                 (Notice Item 1)

         The Company's By-Laws provide for the Company's business to be managed by or under the direction of a Board of Directors. Under the Company's By-Laws, the number of directors is fixed from time to time by the Board of Directors. The Board of Directors currently consists of seven members, classified into three classes as follows: Peter Barton Hutt and Richard L. Sherman constitute a class with a term ending in 1998 (the "Class I directors"); Lindsay A. Rosenwald, M.D. and Jerry B. Hook, Ph.D. constitute a class with a term which expires at the upcoming meeting (the "Class II directors"); and William M. Sullivan, Sir John Vane, FRS and Colin B. Bier, Ph.D. constitute a class with a term ending in 1997 (the "Class III directors"). At each annual meeting of Stockholders, directors are elected for a full term of three years to succeed those directors whose terms are expiring.

         Pursuant to the Company's By-Laws, on March 13, 1997, the Board of Directors voted (i) to fix the size of the Board of Directors at seven members and (ii) to nominate William M. Sullivan, Sir John Vane, FRS and Colin B. Bier, Ph.D. for election at the Meeting for terms of three years to serve until the 2000 annual meeting of Stockholders and until their respective successors have been elected and qualified. The Class I directors (Peter Barton Hutt and Richard
L. Sherman) and the Class II directors (Lindsay A. Rosenwald, M.D. and Jerry B. Hook, Ph.D.) will serve until the annual meetings of Stockholders to be held in 1998 and 1999, respectively, and until their respective successors have been elected and qualified.

         Unless authority to vote for any of the nominees named above is withheld, the shares represented by the enclosed proxy will be voted FOR the election as directors of such nominees. In the event that any nominee shall become unable or unwilling to serve, the shares represented by the enclosed proxy will be voted for the election of such other person as the Board of Directors may recommend in his place. The Board has no reason to believe that the nominee will be unable or unwilling to serve.


         THE BOARD OF DIRECTORS RECOMMENDS THE ELECTION OF WILLIAM M. SULLIVAN, SIR JOHN VANE AND COLIN B. BIER, PH.D. AS DIRECTORS, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR THEREOF UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

                   AMENDMENTS TO THE COMPANY'S 1991 STOCK PLAN

                                 (Notice Item 2)

General

           The Company's Board of Directors and Stockholders approved the 1991 Stock Plan (the "Plan") as of November 26, 1991. A total of 1,000,000 shares of Common Stock were initially reserved for issuance under the Plan. The number of shares reserved for issuance under the Plan was increased to 1,500,000 in 1993, to 2,000,000 in 1995, and to 2,500,000 in 1996. By the terms of the Plan, the Plan may be amended by the Board of Directors or the Compensation Committee of the Board of Directors (the "Compensation Committee"), provided that any amendment approved by the Board of Directors or the Compensation Committee which is of a scope that requires stockholder approval to ensure favorable federal income tax treatment for any incentive stock options under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or to ensure the qualification of the Plan under Rule 16b-3 under the Exchange Act, is subject to obtaining such stockholder approval. On March 13, 1997, the Board of Directors voted to approve an amendment to the Plan to increase by 500,000 shares the aggregate number of shares of Common Stock for which stock rights may be granted under the Plan. This amendment is being submitted for stockholder approval at the Meeting to ensure continued favorable treatment under Code Section 422 and qualification of the Plan under Rule 16b-3 of the Exchange Act. The Board believes that the increase is advisable to give the Company the flexibility needed to attract, retain and motivate employees, directors, and consultants.

Material Features of the Plan

         The purpose of the Plan is to attract, retain and motivate employees, directors and consultants through the issuance of stock rights and to encourage ownership of shares of Common Stock by employees, directors and consultants of the Company. The Plan is administered by the Compensation Committee. Subject to the provisions of the Plan, the Compensation Committee determines the persons to whom stock rights will be granted or awarded, the number of shares to be covered by each grant or award and the terms and conditions upon which stock rights may be granted or awarded, and has the authority to administer the provisions of the Plan. All employees, directors and consultants of the Company and its affiliates (approximately 20 people) are eligible to participate in the Plan.

         Options granted under the Plan may be either (i) options intended to qualify as "incentive stock options" under Code Section 422 or (ii) non-qualified stock options. Incentive stock options may be granted under the Plan to employees of the Company and its affiliates. Non-qualified stock options may be granted to consultants, directors and employees of the Company and its affiliates. The Plan provides for an annual grant on the date of each annual meeting of the Company to each non-employee director of an option, which vests in one year, to purchase 10,000 shares of Common Stock at an exercise price equal to the fair market value of the Common Stock on such grant date. Awards of stock may be made to consultants (including directors), employees or officers of the Company and direct purchases of stock may be made by such individuals. In no event may any employee, director or consultant be granted in any calendar year stock rights to purchase more than 500,000 shares pursuant to the Plan.

         The aggregate fair market value (determined at the time of grant) of shares issuable pursuant to incentive stock options which become exercisable in any calendar year under any incentive stock option plan of the Company by an employee may not exceed $100,000. Incentive stock options granted under the Plan may not be granted at a price less than the fair market value of the Common Stock on the date of grant, or 110% of fair market value in the case of employees holding 10% or more of the voting stock of the Company. Non-qualified stock options and purchase opportunities granted under the Plan may not be granted at an exercise price less than 50% of the fair market value of the Common Stock on the date of grant. Incentive stock options granted under the Plan expire not more than ten years from the date of grant, or not more than five years from the date of grant in the case of incentive stock options granted to an employee holding 10% or more of the voting stock of the Company. An option granted under the Plan is exercisable, during the optionee's lifetime, only by the optionee and is not transferable by him or her except by will or by the laws of descent and distribution.

         An incentive stock option granted under the Plan may, at the Compensation Committee's discretion, be exercised after the termination of the optionholder's employment with the Company (other than by reason of death, disability or termination for cause as defined in the Plan) to the extent exercisable on the date of such termination, at any time prior to the earlier of the option's specified expiration date or 90 days after such termination. In granting any non-qualified stock option, the Compensation Committee may specify that such non-qualified stock option shall be subject to such termination or cancellation provisions as the Compensation Committee shall determine. In the event of the optionee's death or disability, both incentive stock options and non-qualified stock options may be exercised, to the extent exercisable on the date of death or disability (plus a pro rata portion of the option if the option vests periodically), by the optionee or the optionee's survivors at any time prior to the earlier of the option's specified expiration date or one year from the date of the optionee's death or disability. In the event of the optionee's termination for cause, all outstanding and unexercised options are forfeited.

         If the shares of Common Stock shall be subdivided or combined into a greater or smaller number of shares or if the Company shall issue any shares of Common Stock as a stock dividend on its outstanding Common Stock, the number of shares of Common Stock deliverable upon the exercise of stock rights granted or awarded under the Plan shall be proportionately increased or decreased, and appropriate adjustments shall be made in the purchase price per share to reflect such subdivision, combination or stock dividend. If the Company is to be consolidated with or acquired by another entity in a merger, sale of all or substantially all of the Company's assets or otherwise (an "Acquisition"), the Compensation Committee or the Board of Directors of any entity assuming the obligations of the Company under the Plan (the "Successor Board"), shall, as to outstanding stock rights under the Plan either (i) make appropriate provision for the continuation of such stock rights by substituting on an equitable basis for the shares then subject to such rights the consideration payable with respect to the outstanding shares of Common Stock in connection with the Acquisition or securities of the successor or acquiring entity; or (ii) upon written notice to the participants, provide that all stock rights must be exercised (either to the extent then exercisable or, at the discretion of the Compensation Committee, all stock rights being made fully exercisable for purposes of such transaction) within a specified number of days of the date of such notice, at the end of which period the stock rights shall terminate; or
(iii) terminate all stock rights in exchange for a cash payment equal to the excess of the fair market value of the shares subject to each of such stock rights (either to the extent then exercisable or, at the discretion of the Compensation Committee, all stock rights being made fully exercisable for purposes of such transaction) over the exercise price thereof. In the event of a recapitalization or reorganization of the Company (other than an Acquisition) pursuant to which securities of the Company or of another corporation are issued with respect to the outstanding shares of Common Stock, a holder of stock rights, upon exercising any stock right under the Plan, shall be entitled to receive for the purchase price paid upon such exercise the securities he or she would have received if he or she had exercised such stock right prior to such recapitalization or reorganization.

         The Plan may be amended by the stockholders of the Company. The Plan may also be amended by the Board of Directors or the Compensation Committee, provided that any amendment approved by the Board of Directors or the Compensation Committee which is of a scope that requires stockholder approval in order to ensure favorable federal income tax treatment for any incentive stock options under Code Section 422 or to ensure the qualification of the Plan under Rule 16b-3 under the Exchange Act, is subject to obtaining such stockholder approval.

         As of April 15, 1997, an aggregate of 1,974,498 shares were issuable upon the exercise of options outstanding under the Plan. On April 15, 1997, the closing market price per share of the Company's Common Stock was $0.75 as reported on the Nasdaq SmallCap Market.

New Plan Benefits

                              1991 Stock Plan(1)(2)

         Name and Position                                   Number of Shares
         -----------------                                   ----------------

Non-employee Director Group (3 persons)(3)                       30,000(1)
-------------------
(1) Each non-employee Director, other than Dr. Rosenwald and Mr. Sherman, will receive a non-discretionary grant of options to purchase shares of Common Stock on June 17, 1997, after the 1997 Annual Meeting of Stockholders. Each such non-employee Director will receive options to purchase 10,000 shares, for an aggregate of 30,000 shares.
(2) The options to be granted on June 17, 1997 will have an exercise price equal to either (a) the average of the closing market prices of the Common Stock as reported on the Nasdaq Small Cap Market for the ten
         (10) consecutive trading days immediately preceding the date of grant or (b) the closing market price of the Common Stock as reported on the Nasdaq SmallCap Market on the day immediately preceding the date of grant. The closing price of the Common Stock reported on the Nasdaq SmallCap Market for April 15, 1997 was $0.75.
(3)      The group includes Mr. Hutt, Sir Vane and Dr. Bier.

         On April 15, 1997, approximately four (4) officers and fifteen (15) employees and consultants of the Company were eligible to participate in the Plan, as proposed to be amended. It is not possible to state at this time whether a particular executive officer or all current executive officers as a group will be granted options under the Plan or the benefit or value of such options, since these matters will be determined by the Compensation Committee based on each participant's level of responsibility, compensation and contribution to the Company's success. As of April 15, 1997, the Company had granted options to purchase an aggregate of 2,331,663 shares at exercise prices ranging from $.30 to $6.00 per share pursuant to the Plan. (For information regarding options granted under the Plan to certain executive officers of the Company, see "Executive Compensation" above). As of that date, the Company had granted options to purchase the following number of share of Common Stock to the following groups or persons: Mr. Hutt, 50,000 shares at exercise prices ranging from $3.00 to $6.00 per share; Sir Vane, 50,000 shares at exercise prices ranging from $3.00 to $6.00 per share; Dr. Bier, 25,000 shares at an exercise price of $1.875 per share; Mr. Sullivan, 421,666 shares at exercise prices ranging from $.30 to $5.375 per share (see "Report on Option Repricing"); Dr. Hook, 525,000 shares at an exercise price of $1.125 per share (see "Report on Option Repricing"); Dr. McCulloch, 281,666 shares at exercise prices ranging from $.30 to $5.375 per share; all current executive officers as a group received options to purchase 1,418,332 shares at exercise prices ranging from $.30 to $5.375 per share (including 1,228,332 shares to the executive officers named on the Summary Compensation Table); all current directors who are not executive officers as a group received options to purchase 125,000 shares at exercise prices ranging from $1.875 to $6.000 per share and all current employees, including all current officers who are not executive officers, as a group, received options to purchase 112,000 shares at an exercise price of $1.125 per share.

Federal Income Tax Considerations

         The following is a description of certain U.S. federal income tax consequences of the issuance and exercise of options under the Plan:

         Incentive Stock Options. An incentive stock option does not result in taxable income to the optionee or deduction to the Company at the time it is granted or exercised, provided that no disposition is made by the optionee of the shares acquired pursuant to the option within two years after the date of grant of the option nor within one year after the date of issuance of shares to him (the "ISO holding period"). However, the difference between the fair market value of the shares on the date of exercise and the option price will be an item of tax preference includible in "alternative minimum taxable income." Upon disposition of the shares after the expiration of the ISO holding period, the optionee will generally recognize long term capital gain or loss based on the difference between the disposition proceeds and the option price paid for the shares. If the shares are disposed of prior to the expiration of the ISO holding period, the optionee generally will recognize taxable compensation, and the Company will have a corresponding deduction, in the year of the disposition, equal to the excess of the fair market value of the shares on the date of exercise of the option over the option price. Any additional gain realized on the disposition will normally constitute capital gain. If the amount realized upon such a disqualifying disposition is less than fair market value of the shares on the date of exercise, the amount of compensation income will be limited to the excess of the amount realized over the optionee's adjusted basis in the shares.

         Non-Qualified Stock Options. The grant of a non-qualified option does not result in taxable income to the optionee or deduction to the Company at the time of grant. The optionee will recognize taxable compensation, and the Company will have a corresponding deduction, at the time of exercise in the amount of the excess of the then fair market value of the shares acquired over the option price. Upon disposition of the shares, the optionee will generally realize capital gain or loss, and his basis for determining gain or loss will be the sum of the option price paid for the shares plus the amount of compensation income recognized on exercise of the option.

         THE BOARD OF DIRECTORS RECOMMENDS APPROVAL OF THE ADOPTION OF THE AMENDMENT TO THE PLAN TO INCREASE BY 500,000 SHARES THE AGGREGATE NUMBER OF SHARES FOR WHICH STOCK RIGHTS MAY BE GRANTED UNDER THE PLAN AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR OF SUCH AMENDMENT UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.


                    AMENDMENT OF CERTIFICATE OF INCORPORATION
                       TO INCREASE AUTHORIZED COMMON STOCK

                                 (Notice Item 3)

         On March 13, 1997, the Board unanimously adopted a resolution proposing that the Company amend its Certificate of Incorporation to increase the number of authorized shares of Common Stock from 42,000,000 to 72,000,000. That proposed amendment of the Company's Certificate of Incorporation is now being submitted for stockholder approval. The relative rights and limitations of the Common Stock would remain unchanged under the amendment. The Common Stock does not have preemptive rights.

         A copy of Article Fourth of the Company's Certificate of Incorporation as it would appear if the proposed amendment is authorized by the stockholders is contained in Exhibit A to this Proxy Statement.

         As of April 15, 1997 the Company had 9,979,328 shares of Common Stock outstanding and 1,428,404 shares of Series B' Preferred Stock issued and outstanding. The Series B' Preferred Stock is currently convertible into 9,522,613 shares of Common Stock at an initial conversion rate of 6.666667. There are also 1,518,000 shares of Common Stock issuable upon exercise of 1,265,000 outstanding Class A Warrants at an exercise price of $4.99 per share; 1,518,000 shares of Common Stock issuable upon exercise of 1,265,000 outstanding Class B Warrants at an exercise price of $8.99 per share; 11,309,722 shares of Common Stock issuable upon exercise of 11,309,722 outstanding Class C Warrants at an exercise price of $1.50 per share; 64,415 shares of Common Stock issuable upon exercise of outstanding private placement warrants at a weighted average exercise price of $6.63 per share; 419,100 shares of Common Stock issuable upon exercise in full of a unit purchase option ("UPO") granted to the underwriter of the Company's June 1994 public offering at an exercise price of $4.97 per unit which Common Stock amount includes those shares issuable upon exercise of 110,000 Class A Warrants and 110,000 Class B Warrants contained therein at the respective warrant exercise prices described above; 2,338,172 shares of Common Stock reserved for issuance under stock rights granted or to be granted under the Company's 1991 Stock Plan of which 1,974,198 shares Common Stock are issuable; 56,042 shares of Common Stock reserved for issuance under various license and option agreements at $0.003 per share and in consideration of such agreements; 93,608 shares of Common Stock reserved for issuance to Cato Research under the contract research agreement; and an aggregate of 2,262,000 shares of Common Stock issuable upon exercise of outstanding warrants issued to the Placement Agent in connection with the private placements complete in February and August 1996, representing an aggregate of 39,081,000 shares of Common Stock outstanding or reserved for issuance. On August 23, 1997 the conversion rate of the then outstanding Series B' Preferred Shares into shares of Common Stock will be subject to increase if the average closing bid price of the Common Stock for the 30 consecutive trading days immediately prior to August 23, 1997 is not greater than $1.95 per share. An additional 9,522,613 shares of Common Stock would be required to comply with the maximum adjustment in the conversion rate of the currently outstanding Series B' Preferred Stock. Without giving effect to the potential adjustment in the conversion rate of the Series B' Preferred Stock, the Company has 2,919,000 unreserved and unissued shares of Common Stock available for future issuance. The Company believes that this number of shares does not provide sufficient flexibility to allow the Company to engage in activities such as entering into corporate partnering arrangements or raising capital through the issuance of new equity and to meet its obligations to holders of Series B' Preferred Stock should the conversion rate require adjustment.

         Management believes that the proposed amendment to Article Fourth of the Company's Certificate of Incorporation will provide several long-term advantages to the Company and its shareholders. The passage of the proposal would enable the Company to raise capital through the issuance of new equity, to pursue acquisitions or enter into transactions which management believes provide the potential for growth and profit, including possible corporate partnerships and joint ventures. With the limited number of shares currently available for such uses, it is impractical for the Company to evaluate or seek to consummate business combinations or other transactions which, if they could be accomplished, might enhance shareholder value. Additional authorized shares could be used to raise cash through sales of stock to public and private investors. If additional shares are available, transactions dependent upon the issuance of additional shares would be less likely to be undermined by delays and uncertainties occasioned by the need to obtain stockholder authorization prior to the consummation of such transactions. The ability to issue shares, as deemed in the Company's best interest by the Board, will also permit the Company to avoid the expenses which are incurred in holding special stockholders' meetings. The approval of the increase in the number of authorized shares of Common Stock is also necessary to ensure that the Company will be able to meet its obligations to the holders of the Series B' Preferred Stock in the event that the conversion rate is adjusted upward on August 23, 1997.

          However, these additional shares, if issued, could have a dilutive effect on present stockholders. The authorization of such an increase in the authorized Common Stock, while providing desirable flexibility in connection with possible corporate partnerships, joint ventures, acquisitions and other corporate purposes, could have the effect of discouraging a third party from acquiring a majority of the outstanding voting stock of the Company.

         Except as described herein, the Company has no specific plans or proposals for the use of the additional shares of Common Stock, the authorization of which is sought hereby. In the event the proposal is passed, stockholder approval of the issuance of the 30,000,000 additional shares of Common Stock will not be sought prior to the issuance of additional securities unless such issuances relate to a merger, consolidation or other transaction which requires stockholder approval.

THE BOARD OF DIRECTORS RECOMMENDS APPROVAL OF THE ADOPTION OF THE AMENDMENT OF ARTICLE FOURTH OF THE COMPANY'S CERTIFICATE OF INCORPORATION TO INCREASE THE AUTHORIZED SHARES OF COMMON STOCK OF THE COMPANY FROM 42,000,000 TO 72,000,000 SHARES AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR THEREOF UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.


                         INDEPENDENT PUBLIC ACCOUNTANTS

                                 (Notice Item 4)

         The Board of Directors has appointed Arthur Andersen LLP, independent public accountants, to audit the financial statements of the Company for the fiscal year ending December 31, 1997. The Board proposes that the stockholders ratify this appointment. The Company expects that representatives of Arthur Andersen LLP will be present at the Meeting, with the opportunity to make a statement if they so desire, and will be available to respond to appropriate questions.

         In the event that ratification of the appointment of Arthur Andersen LLP as the independent public accountants for the Company is not obtained at the Meeting, the Board of Directors will reconsider its appointment.

         THE BOARD OF DIRECTORS RECOMMENDS RATIFICATION OF THE APPOINTMENT OF ARTHUR ANDERSEN LLP AS INDEPENDENT PUBLIC ACCOUNTANTS, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR THEREOF UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

                                 OTHER MATTERS

                                (Notice Item 5)

         The Board of Directors knows of no other business which will be presented to the Meeting. If any other business is properly brought before the Meeting, it is intended that proxies in the enclosed form will be voted in respect thereof in accordance with the judgment of the persons voting the proxies.

                          FUTURE STOCKHOLDER PROPOSALS

         To be considered for presentation at the Annual Meeting of Stockholders to be held in 1998, stockholder proposals must be received, marked for the attention of: Ronald H. Spair, Secretary, Sparta Pharmaceuticals, Inc., 111 Rock Road, Horsham, Pennsylvania 19044-2310, not earlier than September 30, 1997 and not later than January 15, 1998.

         WHETHER OR NOT YOU INTEND TO BE PRESENT AT THE MEETING, YOU ARE URGED TO FILL OUT, SIGN, DATE AND RETURN THE ENCLOSED PROXY AT YOUR EARLIEST CONVENIENCE.

                                 By Order of the Board of Directors:


                                 Ronald H. Spair
                                 SECRETARY
May 15, 1997

                                                                       EXHIBIT A

FOURTH: A.  Designation and Number of Shares.

   The total number of shares of stock which the Company is authorized to issue is 83,000,000, of which shares 72,000,000 of the par value of $.001 each shall be designated Common Stock, and 11,000,000 of the par value of $.001 each shall be designated Preferred Stock, of which 330,000 of the par value of $.001 each shall be designated Series A Convertible Preferred Stock and 3,000,000 of the par value of $.001 each shall be designated Series B Convertible Preferred Stock. The number of authorized shares of Preferred Stock may be increased or decreased (but not below the number thereof then outstanding) by the affirmative vote of the holders of a majority of the capital stock of the Corporation entitled to vote, voting together as a single class, without a vote of the holders of the Preferred Stock, or of any series thereof, as a separate class or series, unless a vote of any such holders is required pursuant to the terms of any series of Preferred Stock, as such terms may be established in accordance with the following provisions of this Article FOURTH, subject in any event to the provisions of Article TENTH of this Restated Certificate of Incorporation.

    The relative powers, designations, preferences, special rights, restrictions and other matters relating to such Common Stock, the Preferred Stock, the Series A Convertible Preferred Stock and the Series B Convertible Preferred Stock are as set forth below in this Article FOURTH. The Preferred Stock, the Series A Convertible Preferred Stock and the Series B Convertible Preferred Stock are sometimes referred to herein collectively as the "Preferred Stock" and the shares of Preferred Stock which are not designated as shares of Series A Convertible Preferred Stock or Series B Convertible Preferred Stock are sometimes referred to herein as the "Undesignated Preferred Stock."

                          SPARTA PHARMACEUTICALS, INC.

                                      PROXY

                       SOLICITED BY THE BOARD OF DIRECTORS

         The undersigned, revoking any previous proxies relating to these shares, hereby acknowledges receipt of the Notice and Proxy Statement dated May 15, 1997 in connection with the 1997 Annual Meeting of Stockholders to be held at 10:00 a.m. on Monday, June 17, 1997 at 111 Rock Road, Horsham, Pennsylvania and hereby appoints Dr. Jerry B. Hook and Ronald H. Spair, and each of them (with full power to act alone), the attorneys and proxies of the undersigned, with power of substitution to each, to vote all shares of the Common Stock of Sparta Pharmaceuticals, Inc. registered in the name provided herein which the undersigned is entitled to vote at the 1997 Annual Meeting of Stockholders, and at any adjournments thereof, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxies are, and each of them is, instructed to vote or act as follows on the proposals set forth in said Proxy.

         Whether or not you expect to attend the Annual Meeting, you are urged to execute and return this proxy, which you may revoke at any time prior to its use.

         This Proxy when executed will be voted in the manner directed herein. If no direction is made this Proxy will be voted FOR the election of Directors and FOR Proposals 2, 3 and 4.

         In their discretion the proxies are authorized to vote upon such other matters as may properly come before the meeting or any adjournments thereof.

         Election of Directors duly nominated (or if any nominee is not available for election, such substitute as the Board of Directors may designate)

    Nominees:  William M. Sullivan   Sir John Vane, FRS   Colin B. Bier, Ph.D.

         SEE REVERSE SIDE FOR ALL FOUR PROPOSALS. If you wish to vote in accordance with the Board of Directors' recommendations, just sign on the reverse side. You need not mark any boxes.

         [X] Please mark votes as in this example.


                               (See Reverse Side)

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR
ALL FOUR PROPOSALS.


1.       Election of Directors (See reverse).      FOR      [ ]   WITHHELD  [ ]

                                  _____________________________________________
                                  [ ] For all nominees except as noted above.

2. Proposal to increase by 500,000 shares the aggregate number of shares for which stock options may be granted under the Company's 1991 Stock Plan.
                  [ ]  FOR             [ ]  AGAINST           [ ]  ABSTAIN

3. Proposal to approve an amendment to the Company's Certificate of Incorporation to increase the number of authorized shares of the Company's Common Stock by 30,000,000 shares to 72,000,000 shares.

                  [ ]  FOR             [ ]  AGAINST           [ ]  ABSTAIN

4. Proposal to ratify the appointment of Arthur Andersen LLP as the Company's independent public accountants for the fiscal year ending December 31, 1997.

                  [ ]  FOR             [ ]  AGAINST           [ ]  ABSTAIN


                                         Dated: ___________________, 1997


                                         ________________________________


                                         ________________________________
                                         Signature(s) of Stockholder(s)

                                                                   APPENDIX A



                          SPARTA PHARMACEUTICALS, INC.
                                     AMENDED
                                 1991 STOCK PLAN
                       (as amended through June 17, 1997)


1.       DEFINITIONS.
         ------------

         Unless otherwise specified or unless the context otherwise requires, the following capitalized terms, as used in this 1991 Stock Plan, have the following meanings:

         Administrator means the Board of Directors, unless it has delegated power to act on its behalf to a Committee. (See
         Section 4, hereof.)

         Affiliate means a corporation which, for purposes of Section 424 of the Code, is a parent or subsidiary of the Company, direct or indirect.

         Board of Directors means the Board of Directors of the Company.

         Code means the United States Internal Revenue Code of 1986, as amended.

         Committee means the Committee to which the Board of Directors has delegated power to act under or pursuant to the provisions of the Plan.

         Company means Sparta Pharmaceuticals, Inc., a Delaware corporation.

         Consultant means a consultant of the Company or of an Affiliate, including, without limitation, members of its Scientific Advisory Board.

         Director means a member of the Board of Directors of the Company.

         Disability or Disabled means permanent and total disability as defined in Section 22(e)(3) of the Code.

         Employee means an employee of the Company or of an Affiliate.

         Fair Market Value of a Share of Common Stock means:

         (1) If the Common Stock is listed on a national securities exchange or traded in the over-the-counter market and sales prices are regularly reported for the Common Stock, either (a) the average of the closing or last prices of the Common Stock on the Composite Tape or other comparable reporting system for the ten (10) consecutive trading days immediately preceding the applicable date or (b) the closing or last price of the Common Stock on the Composite Tape or other comparable reporting system for the trading day immediately preceding the applicable date, as the Administrator shall determine;

         (2) If the Common Stock is not traded on a national securities exchange but is traded on the over-the-counter market, if sales prices are not regularly reported for the Common Stock for the trading days or day referred to in clause (1), and if bid and asked prices for the Common Stock are regularly reported, either (a) the average of the mean between the bid and the asked price for the Common Stock at the close of trading in the over-the-counter market for the ten
             (10) trading days on which Common Stock was traded immediately preceding the applicable date or (b) the mean between the bid and the asked price for the Common Stock at the close of trading in the over-the-counter market for the trading day on which Common Stock was traded immediately preceding the applicable date, as the Administrator shall determine; and

         (3) If the Common Stock is neither listed on a national securities exchange nor traded in the over-the-counter market, such value as the Administrator, in good faith, shall determine.

         ISO means an option meant to qualify as an incentive stock option under
         Section 422 of the Code.

         Non-Qualified Option means an option which is not intended to qualify as an ISO.

         Option means an ISO or Non-Qualified Option granted under the Plan.

         Participant means an Employee, Director or Consultant to whom one or more Stock Rights are granted under the Plan. As used herein, "Participant" shall include "Participant's Survivors" where the context requires.

         Participant's Survivors means a deceased Participant's legal representatives and/or any person or persons who acquired the Participant's rights to a Stock Right by will or by the laws of descent and distribution.

         Plan means this Amended 1991 Stock Plan.

         Purchase Opportunity means an opportunity to make a direct purchase of Shares of the Company granted under the Plan.

         Shares means (i) shares of the common stock, $.001 par value, of the Company ("Common Stock") as to which Stock Rights have been or may be granted under the Plan, or (ii) any shares of capital stock into which the Shares are changed or for which they are exchanged within the provisions of Section 3 of the Plan. The Shares issued upon exercise of Stock Rights granted under the Plan may be authorized and unissued Shares or Shares held by the Company in its treasury, or both.

         Stock Agreement means an agreement between the Company and a Participant executed and delivered pursuant to the Plan, in such form as the Administrator shall approve.

         Stock Right means a right to Shares of the Company granted pursuant to the Plan -- an Option or a Purchase Opportunity.


2.       PURPOSES OF THE PLAN.
         ---------------------

         The Plan is intended to encourage ownership of Shares by Employees, Directors and Consultants of the Company in order to attract such people, to induce them to work for the benefit of the Company or of an Affiliate, and to provide an additional incentive for them to promote the success of the Company or of an Affiliate. The Plan provides for the issuance of ISOs and Non-Qualified Options and the granting of Purchase Opportunities to Employees, Directors and Consultants of the Company.


3.       SHARES SUBJECT TO THE PLAN.
         ---------------------------

         The number of Shares subject to this Plan as to which Stock Rights may be granted and exercisable from time to time shall be 3,000,000 or the equivalent of such number of Shares after the Administrator, in its sole discretion, has interpreted the effect of any stock split, stock dividend, combination, recapitalization or similar transaction.

         If any Option granted under the Plan shall expire or terminate for any reason without having been exercised in full or shall cease for any reason to be exercisable in whole or in part, or if the Company shall reacquire any Shares issued pursuant to Purchase Opportunities, the unpurchased Shares subject to such Options and any Shares so reacquired by the Company shall again be available for grants of Stock Rights under the Plan. In no event shall any Participant be granted in any calendar year Stock Rights to purchase or receive more than 500,000 Shares pursuant to this Plan.


4.       ADMINISTRATION OF THE PLAN.
         ---------------------------

         The Administrator of the Plan will be the Board of Directors, except to the extent the Board of Directors delegates its authority to a Committee of the Board of Directors. Following the date on which the Common Stock is registered under the Securities and Exchange Act of 1934, as amended (the "1934 Act"), the Plan is intended to comply in all respects with Rule 16b-3 or its successors, promulgated pursuant to Section 16 of the 1934 Act with respect to Participants who are subject to Section 16 of the 1934 Act, and any provision in this Plan with respect to such persons contrary to Rule 16b-3 shall be deemed null and void to the extent permissible by law and deemed appropriate by the Administrator. Subject to the provisions of the Plan, the Administrator is authorized to:

         a. Interpret the provisions of the Plan or of any Option, Purchase Opportunity or Stock Agreement and to make all rules and determinations which it deems necessary or advisable for the administration of the Plan;

         b. Determine which Employees, Directors and Consultants of the Company shall be granted Stock Rights, subject to the terms of Section 5 hereof;

         c. Determine the number of Shares for which a Stock Right or Stock Rights shall be granted; and

         d. Specify the terms and conditions upon which a Stock Right or Stock Rights may be granted;

         provided, however, that all such interpretations, rules, determinations, terms and conditions shall be made and prescribed in the context of preserving the tax status under Code Section 422 of those Options which are designated as ISOs. Subject to the foregoing, the interpretation and construction by the Administrator of any provisions of the Plan or of any Stock Right granted under it shall be final, unless otherwise determined by the Board of Directors, if the Administrator is other than the Board of Directors.

5.       ELIGIBILITY FOR PARTICIPATION.
         ------------------------------

         The Administrator will, in its sole discretion, name the Participants in the Plan, provided, however, that each Participant must be an Employee, Director or Consultant of the Company or of an Affiliate at the time a Stock Right is granted. Members of the Company's Board of Directors who are not employees of the Company or of an Affiliate may receive Stock Rights pursuant to
Section 6A, but only pursuant thereto. Notwithstanding any of the foregoing provisions, (i) the Administrator may authorize the grant of a Stock Right to a person not then an Employee, Director or Consultant of the Company or of an Affiliate, provided, however, that the actual grant of such Stock Right shall be conditioned upon such person becoming eligible to become a Participant at or prior to the time of the execution of the Stock Agreement evidencing such Stock Right, and (ii) ISOs may be granted only to Employees. Non-Qualified Options and Purchase Opportunities may be granted to any Employee, Director or Consultant of the Company or an Affiliate. Granting of any Stock Right to any individual shall neither entitle that individual to, nor disqualify him or her from, participation in any other grant of Stock Rights.


6.       TERMS AND CONDITIONS OF NON-QUALIFIED OPTIONS.
         ----------------------------------------------

         Each Non-Qualified Option shall be set forth in writing in a Stock Agreement, duly executed by the Company and the Participant. The Administrator may provide that Non-Qualified Options be granted subject to such conditions as the Administrator may deem appropriate including, without limitation, subsequent approval by the stockholders of the Company of this Plan or any amendments thereto. Such Stock Agreement shall contain terms and conditions which the Administrator determines to be appropriate and in the best interest of the Company, subject to the following minimum standards:

         a. The Stock Agreement shall be in writing in the form approved by the Administrator, with such changes and modifications to such form as the Administrator, in its discretion, shall approve with respect to any particular Participant or Participants;

         b. The option price (per share) of the Shares covered by each Non-Qualified Option shall be determined by the Administrator but shall not be less than fifty percent (50%) of the Fair Market Value (per share) of the Shares on the date of the grant of the Non-Qualified Option, subject to Section 3 hereof.

         c. Each Stock Agreement shall state the number of Shares to which the Non-Qualified Option pertains; and

         d. Each Stock Agreement shall state the date or dates on which the Non-Qualified Option first is exercisable and the date after which it may no longer be exercised, and may provide that the Option rights accrue or become exercisable in installments over a period of months or years, or upon the attainment of stated goals or events.


6A.      TERMS AND CONDITIONS OF DIRECTORS' OPTIONS
         ------------------------------------------

         a. Any non-employee director serving in office on December 15, 1993 (other than Lindsay A. Rosenwald), who has been a member of the Board of Directors prior to such date shall be granted on such date, a Non-Qualified Option to purchase 60,000 Shares (which number does not give effect to any reverse stock split effected after December 1, 1993), provided that on such date such director has been in the continued and uninterrupted service of the Company as a director since his election or appointment and is a director of the Company and is not an employee of the Company at such time. Each such Option shall (i) have an exercise price equal to $2.00 (which number does not give effect to any reverse stock split effected after December 1, 1993), (ii) have a term of ten (10) years, and (iii) shall become cumulatively exercisable in four (4) equal annual installments of twenty-five percent (25%) each, upon completion of one full year of service on the Board of Directors after the date of grant, and continuing on each of the next three (3) full years of service thereafter.

         b. Each director of the Company who is not an employee of the Company or any Affiliate, who is first elected or appointed to the Board of Directors after the date on which the initial underwritten public offering of the Company's Common Stock is consummated, upon such election or appointment shall be granted a Non- Qualified Option to purchase 75,000 Shares (which number does not give effect to any reverse stock split effected after December 1, 1993). Each such Option shall (i) have an exercise price equal to the Fair Market Value (per share) of the Shares on the date of grant of the Option, which shall be determined based on the trading day immediately preceding such date as provided for in Section 1, (ii) have a term of ten (10) years, and (iii) shall become cumulatively exercisable in four (4) equal annual installments of twenty-five percent (25%) each, upon completion of one full year of service on the Board of Directors after the date of grant, and continuing on each of the next three (3) full years of service thereafter.

         c. Each director of the Company who is not an employee of the Company or any Affiliate, who is in office as a director of the Company on the date which is six months after the date of the annual meeting of stockholders of the Company in 1994 and immediately following each annual meeting of stockholders of the Company thereafter, commencing with the annual meeting of stockholders in 1995, and who was not first elected or appointed to the Board of Directors at such meeting, shall be granted as of such date a Non-Qualified Option to purchase 30,000 (which number does not give effect to any reverse stock split effected after December 1, 1993) Shares. Each such Option shall (i) have an exercise price equal to the Fair Market Value (per share) of the Shares on the date of grant of the Option, which shall be determined based on the trading day immediately preceding such date as provided for in Section 1, (ii) have a term of ten (10) years, and (iii) shall become exercisable upon completion of one full year of service on the Board of Directors after the date of grant.

         d. Any director entitled to receive an Option grant under this Section 6A may elect to decline any Option. Notwithstanding the provisions of Section 25 concerning amendment of the Plan, the provisions of this Section 6A shall not be amended more than once every six months, other than to comport with changes in the Code, the Employee Retirement Income Security Act, or the rules thereunder. The provisions of Sections 12, 13, 14 and 15 below shall not apply to Options granted pursuant to this Section 6A.

         Except as otherwise provided in the pertinent Stock Agreement, if a director who received Options pursuant to this Section 6A:

              i. ceases to be a member of the Board of Directors of the Company for any reason other than death or Disability, any then unexercised Options granted to such director may be exercised by the director within a period of ninety (90) days after the date the director ceases to be a member of the Board of Directors, but only to the extent of the number of shares with respect to which the Options are exercisable on the date the director ceases to be a member of the Board of Directors, and in no event later than the expiration date of the Option; or,

             ii. ceases to be a member of the Board of Directors of the Company by reason of his or her death or Disability, any then unexercised Options granted to such director may be exercised by the director (or by the Participant's personal representative, or Participant's Survivors in the event of death) within a period of one hundred eighty (180) days after the date the director ceases to be a member of the Board of Directors, for the number of Shares for which such Option is unexercised, notwithstanding that the Options were exercisable immediately prior to the date the director ceased to be a member of the Board of Directors for a fewer number of shares, and in no event later than the expiration date of the Option.


7.       TERMS AND CONDITIONS OF INCENTIVE STOCK OPTIONS.
         ------------------------------------------------

         Each ISO shall be issued only to an Employee and set forth in a Stock Agreement, duly executed by the Company and by the Participant. Such Stock Agreement shall contain terms and conditions which the Administrator determines to be appropriate and in the best interest of the Company, subject to the following minimum standards:

         a. The Stock Agreement for an ISO shall be in writing in substantially the form as approved by the Administrator, with such changes to such form as the Administrator shall approve, provided any changes are not inconsistent with Code Section 422 and relevant regulations and rulings of the Internal Revenue Service.

         b. ISO Price: Immediately before the ISO is granted, if the Participant owns, directly or by reason of the applicable attribution rules in Code Section 424(d):

             i. Ten percent (10%) or less of the total combined voting power of all classes of share capital of the Company or an Affiliate, the ISO price (per share) of the Shares covered by each ISO shall not be less than one hundred percent (100%) of the Fair Market Value (per share) of the Shares on the date of the grant of the ISO, subject to Section 3 hereof.

             ii. More than ten percent (10%) of the total combined voting power of all classes of share capital of the Company or an Affiliate, the ISO price (per share) of the Shares covered by each ISO shall be not less than one hundred ten percent (110%) of the said Fair Market Value on the date of grant, subject to Section 3 hereof.

         c. Each Stock Agreement shall state the number of Shares to which the ISO pertains; and

         d. Each Stock Agreement shall state the date or dates on which the ISO first is exercisable and the date after which it may no longer be exercised, and may provide that the Option rights accrue or become exercisable in installments over a period of months or years, or upon the attainment of stated goals or events.

         e. Term of ISO:

              i. For Participants who own ten percent (10%) or less of the total combined voting power of all classes of share capital of the Company or an Affiliate, each ISO shall terminate not more than ten (10) years from the date of the grant or at such earlier time as the Stock Agreement may provide;

             ii. For Participants who own more than ten percent (10%) of the total combined voting power of all classes of share capital of the Company or an Affiliate, each ISO shall terminate not more than five (5) years from the date of the grant or at such earlier time as the Stock Agreement may provide.

         f. Medium of Payment: The ISO price shall be payable upon the exercise of the ISO and only in such form as the Administrator determines is permitted by Section 422 of the Code.

         g. Limitation on Yearly Exercise: Stock Agreements shall restrict the amount of ISOs which may be exercisable in any calendar year (under this or any other ISO plan of the Company or an Affiliate) so that the aggregate Fair Market Value (determined at the time each ISO is granted) of the stock with respect to which ISOs are exercisable for the first time by the Participant in any calendar year does not exceed one hundred thousand dollars ($100,000), provided that this paragraph (g) shall have no force or effect if its inclusion in the Plan is not necessary for Options issued as ISOs to qualify as ISOs pursuant to Section 422(d) of the Code.

         h. Limitation on Grant of ISOs: No ISOs shall be granted after the expiration of the earlier of ten (10) years from the date of the adoption of the Plan by the Company or the approval of the Plan by the shareholders of the Company.

8.       TERMS AND CONDITIONS OF PURCHASE OPPORTUNITIES.
         -----------------------------------------------

         Each Purchase Opportunity shall be set forth in a Stock Agreement, duly executed by the Company and by the Participant. The Stock Agreement shall contain terms and conditions which the Administrator determines to be appropriate and in the best interest of the Company, subject to the following minimum standards:

         a. The Stock Agreement shall be in writing in the form approved by the Administrator, with such changes and modifications to such form as the Administrator, in its discretion, shall approve with respect to any particular Participant or Participants;

         b. The purchase price (per share) of the Shares covered by each Purchase Opportunity shall be determined by the Administrator but shall not be less than fifty percent (50%) of the Fair Market Value (per share) of the Shares on the date of the grant of the Purchase Opportunity, subject to Section 3 hereof;

         c. Each Stock Agreement shall state the number of Shares to which the Purchase Opportunity pertains;

         d. Each Stock Agreement shall state the date prior to which the Purchase Opportunity must be exercised by the Participant; and

         e. Each Stock Agreement shall include the terms of any right of the Company to reacquire the Shares subject to the Purchase Opportunity, including the time and events upon which such rights shall accrue and the purchase price therefor.


9.       EXERCISE OF STOCK RIGHTS AND ISSUE OF SHARES.
         ---------------------------------------------

         A Stock Right (or any part or installment thereof) shall be exercised by giving written notice to the Company at its principal office address, together with provision for payment of the full purchase price in accordance with this paragraph for the Shares as to which such Stock Right is being exercised, and upon compliance with any other condition(s) set forth in the Stock Agreement. Such written notice shall be signed by the person exercising the Stock Right, shall state the number of Shares with respect to which the Stock Right is being exercised and shall contain any representation required by the Plan or the Stock Agreement. Payment of the purchase price for the Shares as to which such Stock Right is being exercised shall be made (a) in United States dollars in cash or by check, or (b) at the discretion of the Administrator, through delivery of shares of Common Stock having a fair market value equal as of the date of the exercise to the cash exercise price of the Stock Right, determined in good faith by the Administrator, or (c) at the discretion of the Administrator, by delivery of the grantee's personal recourse note bearing interest payable not less than annually at no less than 100% of the applicable Federal rate, as defined in Section 1274(d) of the Code, or (d) at the discretion of the Administrator, in accordance with a cashless exercise program established with a securities brokerage firm, and approved by the Administrator, or (e) at the discretion of the Administrator, by any combination of (a), (b),
(c) and (d) above. Notwithstanding the foregoing, the Administrator shall accept only such payment on exercise of an ISO as is permitted by Section 422 of the Code.

         The Company shall then reasonably promptly deliver the Shares as to which such Stock Right was exercised to the Participant (or to the Participant's Survivors, as the case may be). In determining what constitutes "reasonably promptly," it is expressly understood that the delivery of the Shares may be delayed by the Company in order to comply with any law or regulation which requires the Company to take any action with respect to the Shares prior to their issuance. The Shares shall, upon delivery, be evidenced by an appropriate certificate or certificates for fully paid, non-assessable Shares.

         The Administrator shall have the right to accelerate the date of exercise of any installment of any Stock Right; provided that the Administrator shall not accelerate the exercise date of any installment of any Stock Right granted to any Employee as an ISO (and not previously converted into a Non-Qualified Option pursuant to Section 21) if such acceleration would violate the annual vesting limitation contained in Section 422(d) of the Code, as described in paragraph 7(g).

         The Administrator may, in its discretion, amend any term or condition of an outstanding Stock Right provided (i) such term or condition as amended is permitted by the Plan, (ii) any such amendment shall be made only with the consent of the Participant to whom the Stock Right was granted or in the event of the death of the Participant, the Participant's Survivors, (iii) any such amendment of any ISO shall be made only after the Administrator considers whether such amendment would constitute a "modification" of any Stock Right which is an ISO (as that term is defined in Section 424(h) of the Code) or would cause any adverse tax consequences for the holders of such ISO, and (iv) with respect to any Stock Right held by any Participant who is subject to the provisions of Section 16(a) of the 1934 Act, any such amendment shall be made only after the Administrator considers whether such amendment would constitute the grant of a new Stock Right.

10.      RIGHTS AS A SHAREHOLDER.
         ------------------------

         No Participant to whom a Stock Right has been granted shall have rights as a shareholder with respect to any Shares covered by such Stock Right, except after due exercise of the Stock Right and tender of the full purchase price for the Shares being purchased pursuant to such exercise and registration of the Shares in the Company's share register in the name of the Participant.


11.      ASSIGNABILITY AND TRANSFERABILITY OF STOCK RIGHTS.
         --------------------------------------------------

         By its terms, a Stock Right granted to a Participant shall not be transferable by the Participant other than by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act or the rules thereunder, provided, however, that the designation of a beneficiary of a Stock Right by a Participant shall not be deemed a transfer prohibited by this paragraph. Except as otherwise provided in the preceding sentence, a Stock Right shall be exercisable, during the Participant's lifetime, only by such Participant (or by his or her legal representative). Such Stock Right shall not be assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment or similar process. Any attempted transfer, assignment, pledge, hypothecation or other disposition of any Stock Right or any rights granted thereunder contrary to the provisions of this Plan, or the levy of any attachment or similar process upon a Stock Right, shall be null and void.


12.      EFFECT OF TERMINATION OF SERVICE OTHER THAN "FOR CAUSE".
         --------------------------------------------------------

         Except as otherwise provided in the pertinent Stock Agreement, in the event of a termination of service (whether as an Employee, Director or Consultant) before the Participant has exercised all Stock Rights, the following rules apply:

         a. A Participant who ceases to be an Employee, Director or Consultant of the Company or of an Affiliate (for any reason other than termination "for cause", for Disability, or death for which events there are special rules in Sections 13, 14, and 15, respectively), may exercise any Stock Right granted to him or her to the extent that the right to purchase Shares has accrued on the date of such termination of service, but only within such term as the Administrator has designated in the pertinent Stock Agreement.

         b. In no event may a Stock Agreement provide, if the Stock Right is intended to be an ISO, that the time for exercise be later than three (3) months after the Participant's termination of employment.

         c. The provisions of this section, and not the provisions of Section 13 or 14, shall apply to a Participant who subsequently becomes disabled or dies after the termination of employment; provided, however, in the case of a Participant's death during the exercise period otherwise permitted after the termination of service, the Participant's Survivors may exercise the Stock Right within a period of up to one (1) year after the date of the Participant's death, as provided in the Stock Agreement, but in no event after the date of expiration of the term of the Stock Right.

         d. Notwithstanding anything herein to the contrary, but only if so provided in the Stock Agreement, if subsequent to a Participant's termination of service, but prior to the exercise of a Stock Right, the Board of Directors determines that, either prior or subsequent to the Participant's termination, the Participant engaged in conduct which would constitute "cause", then such Participant shall forthwith cease to have any right to exercise any Stock Right.

         e. A Participant to whom a Stock Right has been granted under the Plan who is absent from work with the Company or with an Affiliate because of temporary disability (any disability other than a permanent and total Disability as defined in Section 1 hereof), or who is on leave of absence for any purpose, shall not, during the period of any such absence, be deemed, by virtue of such absence alone, to have terminated such Participant's employment or consultancy with the Company or with an Affiliate, except as the Administrator may otherwise expressly provide.

         f. Stock Rights granted under the Plan shall not be affected by any change of employment or other service within or among the Company and any Affiliates, so long as the Participant continues to be an Employee, Director or Consultant of the Company or any Affiliate, provided, however, if a Participant's employment by either the Company or an Affiliate should cease (other than to become an employee of an Affiliate or the Company), such termination shall affect the Participant's rights under any ISO granted to such Participant in accordance with the terms of the Plan and the pertinent Stock Agreement.

13.      EFFECT OF TERMINATION OF SERVICE "FOR CAUSE".
         ---------------------------------------------

         If and only if so provided in the pertinent Stock Agreement, the following rules apply if the Participant's service (whether as an Employee, Director, or Consultant) is terminated "for cause" prior to the time that all of his or her outstanding Stock Rights have been exercised:

         a. All outstanding and unexercised Stock Rights as of the date the Participant is notified that his or her service is terminated "for cause" will immediately be forfeited.

         b. For purposes of this Section 13, "cause" shall include (and is not limited to) dishonesty with respect to the employer, insubordination, substantial malfeasance or non-feasance of duty, unauthorized disclosure of confidential information, and conduct substantially prejudicial to the business of the Company or any Affiliate. The determination of the Administrator as to the existence of cause will be conclusive on the Participant and the Company.

         c. "Cause" is not limited to events which have occurred prior to a Participant's termination of service, nor is it necessary that the Administrator's finding of "cause" occur prior to termination. If and only if so provided in the pertinent Stock Agreement, if the Administrator determines, subsequent to a Participant's termination of service but prior to the exercise of a Stock Right, that either prior or subsequent to the Participant's termination the Participant engaged in conduct which would constitute "cause", then the right to exercise any Stock Right is forfeited.

         d. Any definition in an agreement between the Participant and the Company or an Affiliate, which contains a conflicting definition of "cause" for termination and which is in effect at the time of such termination, shall supersede the definition in this Plan with respect to such Participant.


14.      EFFECT OF TERMINATION OF SERVICE FOR DISABILITY.
         ------------------------------------------------

         In the event of a termination of service by reason of Disability, a Stock Right shall be exercisable to the extent that the right to purchase Shares has accrued on the date of the Participant's Disability and to such additional extent, if any, as provided in the pertinent Stock Agreement.

         A Disabled Participant may exercise such rights only within such period as is designated in the Stock Agreement, but not longer than one (1) year after the date that the Participant became Disabled or, if earlier, within the originally prescribed term of the Stock Right.

         The Administrator shall make the determination both of whether Disability has occurred and the date of its occurrence (unless a procedure for such determination is set forth in another agreement between the Company and such Participant, in which case such procedure shall be used for such determination). If requested, the Participant shall be examined by a physician selected or approved by the Administrator, the cost of which examination shall be paid for by the Company.


15.      EFFECT OF DEATH WHILE AN EMPLOYEE, DIRECTOR OR CONSULTANT.
         ----------------------------------------------------------

         In the event of the death of a Participant to whom a Stock Right has been granted while the Participant is an Employee, Director or Consultant of the Company or of an Affiliate, such Stock Right may be exercised by the Participant's Survivors to the extent exercisable but not exercised on the date of death and to such additional extent, if any, as provided in the pertinent Stock Agreement.

         If the Participant's Survivors wish to exercise the Stock Right, they must take all necessary steps to exercise the Stock Right within such period as is designated in the Stock Agreement, but not longer than one (1) year after the date of death of such Participant, notwithstanding that the decedent might have been able to exercise the Stock Right as to some or all of the Shares on a later date if he or she had not died and had continued to be an Employee, Director, or Consultant or, if earlier, within the originally prescribed term of the Stock Right.


16.      PURCHASE FOR INVESTMENT.
         ------------------------

         Unless the offering and sale of the Shares to be issued upon the particular exercise of a Stock Right shall have been effectively registered under the Securities Act of 1933, as now in force or hereafter amended (the "Securities Act"), the Company shall be under no obligation to issue the Shares covered by such exercise unless and until the following conditions have been fulfilled:

         a. The person(s) who exercise such Stock Right shall warrant to the Company, at the time of such exercise or receipt, as the case may be, that such person(s) are acquiring such Shares for their own respective accounts, for investment, and not with a view to, or for sale in connection with, the distribution of any such Shares, in which event the person(s) acquiring such Shares shall be bound by the provisions of the following legend which shall be endorsed upon the certificate(s) evidencing their Shares issued pursuant to such exercise or such grant:

                     The shares represented by this certificate have been taken for investment and they may not be sold or otherwise transferred by any person, including a pledgee, unless (1) either (a) a Registration Statement with respect to such shares shall be effective under the Securities Act of 1933, as amended, or (b) the Company shall have received an opinion of counsel satisfactory to it that an exemption from registration under such Act is then available, and (2) there shall have been compliance with all applicable state securities laws.

         b. If the Company so requires, the Company shall have received an opinion of its counsel that the Shares may be issued upon such particular exercise in compliance with the Securities Act without registration thereunder.

         The Company may delay issuance of the Shares until completion of any action or obtaining of any consent which the Company deems necessary under any applicable law (including, without limitation, state securities or "blue sky" laws).


17.      DISSOLUTION OR LIQUIDATION OF THE COMPANY.
         ------------------------------------------

         Upon the dissolution or liquidation of the Company, all Stock Rights granted under this Plan which as of such date shall not have been exercised will terminate and become null and void; provided, however, that if the rights of a Participant or a Participant's Survivors have not otherwise terminated and expired, the Participant or the Participant's Survivors will have the right immediately prior to such dissolution or liquidation to exercise any Stock Right to the extent that the right to purchase Shares has accrued under the Plan as of the date immediately prior to such dissolution or liquidation.


18.      ADJUSTMENTS.
         ------------

         Upon the occurrence of any of the following events, a Participant's rights with respect to any Stock Rights previously granted to him or her hereunder which have not previously been exercised in full shall be adjusted as hereinafter provided, unless otherwise specifically provided in the applicable Stock Agreement:

         a. Stock Dividends and Stock Splits. If the Shares of Common Stock shall be subdivided or combined into a greater or smaller number of Shares or if the Company shall issue any Shares of Common Stock as a stock dividend on its outstanding Common Stock after the date of grant of a Stock Right, the number of Shares of Common Stock deliverable upon a subsequent exercise of such Stock Right shall be appropriately increased or decreased proportionately, and appropriate adjustments shall be made in the purchase price per Share to reflect such subdivision, combination or stock dividend. The number of Shares subject to Options granted or to be granted to directors pursuant to Section 6A and the purchase price per share shall also be proportionately adjusted upon the occurrence of such events.

         b. Consolidations or Mergers. If the Company is to be consolidated with or acquired by another entity in a merger, sale of all or substantially all of the Company's assets or otherwise (an "Acquisition"), the Administrator or the board of directors of any entity assuming the obligations of the Company hereunder (the "Successor Board"), shall, as to outstanding and unexercised Stock Rights, either (i) make appropriate provision for the continuation of such Stock Rights by substituting on an equitable basis for the Shares then subject to such Stock Rights the consideration payable with respect to the outstanding Shares of Common Stock in connection with the Acquisition or securities of any successor or acquiring entity; or (ii) upon written notice to the Participants, provide that all Stock Rights must be exercised, to the extent then exercisable, within a specified number of days of the date of such notice, at the end of which period the Stock Rights shall terminate; or (iii) terminate all Stock Rights in exchange for a cash payment equal to the excess of the Fair Market Value of the Shares subject to such Stock Rights (to the extent then exercisable) over the exercise price thereof.

         c. Recapitalization or Reorganization. In the event of a recapitalization or reorganization of the Company (other than a transaction described in paragraph (b) of this Section 18) pursuant to which securities of the Company or of another corporation are issued with respect to the outstanding Shares of Common Stock, a Participant, upon exercising a Stock Right, shall be entitled to receive for the purchase price paid upon such exercise the securities he or she would have received if he or she had exercised such Stock Right prior to such recapitalization or reorganization.

         d. Modification of ISOs. Notwithstanding the foregoing, any adjustments made pursuant to paragraphs (a), (b), or (c) with respect to ISOs shall be made only after the Administrator, after consulting with counsel for the Company, determines whether such adjustments would constitute a "modification" of such ISOs (as that term is defined in Section 424(h) of the Code) or would cause any adverse tax consequences for the holders of such ISOs. If the Administrator determines that such adjustments made with respect to ISOs would constitute a modification of such ISOs, it may refrain from making such adjustments, unless the holder of an ISO specifically requests in writing that such adjustment be made and such writing indicates that the holder has full knowledge of the consequences of such "modification" on his or her income tax treatment with respect to the ISO.


19.      ISSUANCES OF SECURITIES.
         ------------------------

         Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares subject to Stock Rights. Except as expressly provided herein, no adjustments shall be made for dividends paid in cash or in property (including without limitation, securities) of the Company.


20.      FRACTIONAL SHARES.
         ------------------

         No fractional share shall be issued under the Plan and the person exercising such right shall receive from the Company cash in lieu of such fractional share equal to the Fair Market Value thereof determined in good faith by the Board of Directors of the Company.


21.      CONVERSION OF ISOs INTO NON-QUALIFIED OPTIONS: TERMINATION OF ISOs.
         -------------------------------------------------------------------

         The Administrator, at the written request of any optionee, may in its discretion take such actions as may be necessary to convert such optionee's ISOs (or any installments or portions of installments thereof) that have not been exercised on the date of conversion into Non-Qualified Options at any time prior to the expiration of such ISOs, regardless of whether the optionee is an Employee of the Company or an Affiliate at the time of such conversion. Such actions may include, but are not limited to, extending the exercise period or reducing the exercise price of the appropriate installments of such Options. At the time of such conversion, the Administrator (with the consent of the optionee) may impose such conditions on the exercise of the resulting Non-Qualified Options as the Administrator in its discretion may determine, provided that such conditions shall not be inconsistent with this Plan. Nothing in the Plan shall be deemed to give any optionee the right to have such optionee's ISO's converted into Non-Qualified Options, and no such conversion shall occur until and unless the Administrator takes appropriate action. The Administrator, with the consent of the optionee, may also terminate any portion of any ISO that has not been exercised at the time of such conversion.


22.      WITHHOLDING.
         ------------

         In the event that any federal, state, or local income taxes, employment taxes, Federal Insurance Contributions Act ("F.I.C.A.") withholdings or other amounts are required by applicable law or governmental regulation to be withheld from the Stock Right holder's salary, wages or other remuneration in connection with the exercise of a Stock Right or a Disqualifying Disposition (as defined in Section 23), the Stock Right holder shall advance in cash to the Company, or to any Affiliate of the Company which employs or employed the Stock Right holder, the amount of such withholdings unless a different withholding arrangement, including the use of shares of the Company's Common Stock, is authorized by the Administrator (and permitted by law), provided, however, that with respect to persons subject to Section 16 of the 1934 Act, any such withholding arrangement shall be in compliance with any applicable provisions of Rule 16b-3 promulgated under Section 16 of the 1934 Act. For purposes hereof, the fair market value of the shares withheld for purposes of payroll withholding shall be determined in the manner provided in Section 1 above, as of the most recent practicable date prior to the date of exercise. If the fair market value of the shares withheld is less than the amount of payroll withholdings required, the Stock Right holder may be required to advance the difference in cash to the Company or the Affiliate employer. The Administrator in its discretion may condition the exercise of a Stock Right for less than the then Fair Market Value on the Participant's payment of such additional withholding.


23.      NOTICE TO COMPANY OF DISQUALIFYING DISPOSITION.
         -----------------------------------------------

         Each Employee who receives an ISO must agree to notify the Company in writing immediately after the Employee makes a Disqualifying Disposition of any Shares acquired pursuant to the exercise of an ISO. A Disqualifying Disposition is any disposition (including any sale) of such Shares before the later of (a) two years after the date the Employee was granted the ISO, or (b) one year after the date the Employee acquired Shares by exercising the ISO. If the Employee has died before such stock is sold, these holding period requirements do not apply and no Disqualifying Disposition can occur thereafter.


24.      TERMINATION OF THE PLAN.
         ------------------------

         The Plan will terminate ten (10) years from the earlier of the date of its adoption or the date of its approval by the stockholders of the Company. The Plan may be terminated at an earlier date by vote of the stockholders of the Company; provided, however, that any such earlier termination will not affect any Stock Rights granted or Stock Agreements executed prior to the effective date of such termination.


25.      AMENDMENT OF THE PLAN.
         ----------------------

         The Plan may be amended by the stockholders of the Company. The Plan may also be amended by the Administrator, including, without limitation, to the extent necessary to qualify any or all outstanding options granted under the Plan or options to be granted under the Plan for favorable federal income tax treatment (including deferral of taxation upon exercise) as may be afforded incentive stock options under Section 422 of the Code, to the extent necessary to ensure the qualification of the Plan under Rule 16b-3 at such time if any as the Company has a class of stock registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended, and to the extent necessary to qualify the shares issuable upon exercise of any outstanding options granted, or options to be granted, under the Plan for listing on any national securities exchange or quotation in any national automated quotation system of securities dealers. Any amendment approved by the Administrator which is of a scope that requires stockholder approval in order to ensure favorable federal income tax treatment for any incentive stock options or requires stockholder approval in order to ensure the qualification of the Plan under Rule 16b-3 at such time if any as the Company has a class of stock registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended, shall be subject to obtaining such stockholder approval. Any modification or amendment of the Plan shall not, without the consent of a Participant, affect his or her rights under a Stock Right previously granted to him or her. With the consent of the Participant affected, the Administrator may amend outstanding Stock Agreements in a manner not inconsistent with the Plan. So long as any shares of the Company's Series B Stock shall be outstanding, in no event may the second sentence of Section 3 be amended without the consent of holders of at least a majority of the Series B Stock.

26.      EMPLOYMENT OR OTHER RELATIONSHIP.
         ---------------------------------

         Nothing in this Plan or any Stock Agreement shall be deemed either to prevent the Company or an Affiliate from terminating the employment, consultancy or directorship of a Participant nor to prevent a Participant from terminating his or her own employment, consultancy or directorship or to give any Participant a right to be retained in employment or other service by the Company or any Affiliate for any period of time.


27.      GOVERNING LAW.
         --------------

         This Plan shall be construed and enforced in accordance with the law of the State of Delaware.






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